UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2008

Fund of Funds Portfolios
Balanced Strategy
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy
Income Strategies
Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

■	GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

■	GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

■	GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

■	GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

■	GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

■	GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	33
Financial Statements	40
Notes to the Financial Statements	47
Financial Highlights	62
Report of Independent Registered Public Accounting Firm	74
Other Information	75

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Balanced Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio expects to invest more than 25% of its assets in the Goldman Sachs Short Duration Government Fund, and a relatively significant percentage of its assets in the Goldman Sachs Global Income, Goldman Sachs High Yield, Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Equity Growth Strategy Portfolio invests substantially all of its assets in affiliated underlying equity funds (“underlying funds”). The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Growth and Income Strategy Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value, Goldman Sachs Structured International Equity, Goldman Sachs Core Fixed Income and Goldman Sachs Global Income Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Growth Strategy Portfolio invests primarily in a blend of affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio expects to invest a relatively significant percentage of its assets in the Goldman Sachs Structured Large Cap Growth, Goldman Sachs Structured Large Cap Value and Goldman Sachs Structured International Equity Funds. The Portfolio is subject to the risk factors of each underlying fund, which include the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

The Income Strategies Portfolio invests in affiliated domestic and international fixed income and equity funds (“underlying funds”). The Portfolio expects to invest more than 18% of its assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund, and a significant percentage of its assets in the Goldman Sachs U.S. Mortgages, Goldman Sachs High Yield and Goldman Sachs Emerging Markets Debt Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and the political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

The Satellite Strategies Portfolio invests primarily in affiliated fixed income and equity funds which are considered to invest in satellite asset classes (“underlying funds”). Satellite asset classes have low correlations to traditional market exposures such as large cap equities and investment grade fixed income. The Portfolio expects to invest relatively significant percentages in the Goldman Sachs Emerging Markets Equity, Goldman Sachs International Small Cap, Goldman Sachs Real Estate Securities, Goldman Sachs International Real Estate Securities, Goldman Sachs High Yield, Goldman Sachs Emerging Markets Debt and Goldman Sachs Commodity Strategy Funds. The Portfolio is subject to the risk factors of each underlying fund, which include prepayment, credit and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets (including REITs); political, economic and currency risks of non-U.S. investments; and the volatility of investments in commodities. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIO

What Differentiates Goldman Sachs’
Approach to Asset Allocation?

We believe that strong, consistent investment results through asset allocation are best achieved through teams of experts working together on a global scale:

■Goldman Sachs’ Quantitative Investment Strategies Team determines the strategic and quarterly tactical asset allocations. The team is comprised of over 150 professionals with significant academic and practitioner experience.

EACH GOLDMAN SACHS ASSET ALLOCATION STRATEGY DELIVERS:

■	Comprehensive investment strategies for any life stage

■	Automatic diversification and risk management benefits

■	Forward-looking, quarterly tactical reallocation

■	Simplicity and efficiency

■Goldman Sachs’ Portfolio Management Teams offer expert management of the mutual funds that are contained within each Asset Allocation Strategy. These same teams manage portfolios for institutional and high net worth investors.

Goldman Sachs Asset Allocation Investment Process

Quantitative Strategies Team
Each Fund of Funds portfolio represents a diversified global portfolio on the efficient frontier. The portfolios differ in their long-term objective, and therefore, their asset allocation mix. The long-term strategic asset allocation is the primary source of risk and the corresponding primary determinant of total return. It therefore represents an anchor, or neutral starting point, from which tactical asset allocation decisions are made.

Quantitative Strategies Team
For each portfolio, the strategic asset allocation is combined with a measured amount of tactical risk. Changing market conditions create opportunities to capitalize on investing in different countries and asset classes relative to others over time. Within each strategy, we shift assets away from the strategic allocation (over and underweighting certain asset classes and countries) to seek to benefit from changing conditions in global capital markets.

Using proprietary portfolio construction models to maintain each Portfolio’s original risk/return profile over time, the team makes eight active decisions based on its current outlook on global equity, fixed income and currency markets.

■ Asset class selection	Are stocks, bonds or cash more attractive?
■ Regional equity selection	Are U.S. or non-U.S. equities more attractive?
■ Regional bond selection	Are U.S. or non-U.S. bonds more attractive?
■ U.S. equity style selection	Are U.S. value or U.S. growth equities more attractive?
■ U.S. equity size selection	Are U.S. large-cap or U.S. small-cap equities more attractive?
■ Equity country selection	Which international countries are more attractive?
■ High yield selection	Are high yield or core fixed income securities more attractive?
■ Emerging/developed equity selection	Are emerging or developed equities more attractive?

Mutual Fund Portfolio Management Teams
Each portfolio is comprised of underlying Goldman Sachs Mutual Funds managed by broad, deep portfolio management teams. In addition to global tactical asset allocation, we seek to generate excess returns through security selection within each underlying mutual fund. Whether in the equity or fixed income arenas, these portfolio management teams share a commitment to firsthand fundamental research and seek performance driven by successful security selection.

PORTFOLIO RESULTS

Fund of Funds Portfolios

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Fund of Funds Portfolios (individually, the “Portfolio,” and collectively, the “Portfolios”) for the one-year period ended December 31, 2008.

Asset Allocation

Overall, the various Portfolios invest their assets in a strategic mix of underlying equity and fixed income funds. Every June, we reset our strategic benchmarks in an effort to reflect current market expectations and to bring the total equity portion of the various Portfolios in line with our long-term target weights. During the rest of the year, we allow these strategic targets to shift with their respective market returns but we continue to adjust our tactical allocations to reflect our views. We adjust the overall asset allocation each quarter based on current market conditions and our economic and market forecasts. By reallocating the Portfolios on a quarterly basis, we seek to enhance performance over the long term.

Regional and Sector Preferences

■	Asset Class Selection — Our quantitative models generally preferred international assets throughout the one-year period ended December 31, 2008. Entering 2008, we strongly favored foreign stocks over U.S. stocks, a view we moderated by year-end. Among fixed income markets, we began the reporting period with an overweight to international bonds over U.S. bonds, becoming relatively neutral by the third quarter. Within our asset class timing decision, which tactically positions our exposure to stocks, bonds and cash, we were overweight stocks for the entire period. One of our most significant tactical decisions was a bullish position in emerging markets relative to developed equity markets. This was based on what we believe to be the strong relative long-term momentum and persistently high risk premiums offered by emerging market equities.

Within our equity style and size allocation models, we had a moderate bias toward U.S. growth stocks. Although we perceive value stocks to be relatively inexpensive in comparison to growth stocks, we continued to favor growth during the period primarily because of the attractive risk premiums they offer relative to value in the current volatile market environment. Throughout the year, we increased our overweight position in small-cap stocks versus large-cap stocks based on a more favorable business environment and improving credit conditions. In the fixed income sector, we began the year with an overweight position in high yield issues, but became moderately bearish by the third quarter in response to increasing market volatility and our view on the narrowing return spread between equity and fixed income.

PORTFOLIO RESULTS

■	Equities — During the reporting period, we maintained our overweight in international equities relative to U.S. equities, though the strength of our view diminished by the end of 2008. We strongly preferred international equities because they offered more compensation for risk and were relatively inexpensive as compared to domestic equities.

We also implemented our country level views within the Goldman Sachs Structured International Equity Fund which served as an underlying fund for the period. For the period, our strongest views were reflected within Europe, where we were overweight France, Norway, Belgium and the Netherlands given attractive valuations. We held relative underweights in Spain and Italy as a result of weaker macroeconomic conditions. Within Asia, we began the year with modestly bullish views on Australia and Singapore, but became slightly underweight by the second quarter due to expensive valuations and a deteriorating macroeconomic environment. By the fourth quarter, Hong Kong became one of our favorite equity markets globally given its attractive long-term value and supportive macroeconomic conditions.

■	Fixed Income — Entering 2008, we preferred international fixed income over U.S. fixed income, though we moderated our view by the third quarter. We were overweight international fixed income as yields on U.S. bonds remained unattractive and foreign risk premiums and macroeconomic conditions appeared more favorable. As the U.S. Federal Reserve began to cut rates more aggressively in the latter half of the year, particularly relative to other central banks worldwide, we moderated our overweight in international fixed income and in fact became modestly overweight U.S. fixed income in the third quarter. By the fourth quarter, we again favored international fixed income slightly given what we believe to be increasingly attractive risk premiums and more supportive macroeconomic conditions.

Asset Allocation Portfolio Performance

The performance of your Portfolio is driven primarily by three factors: 1) strategic asset allocation policy, 2) underlying fund performance, and 3) asset allocation decisions.

1.	CONTRIBUTION OF STRATEGIC ASSET ALLOCATION POLICY

On an absolute basis, the Fund of Funds Portfolios had negative performance over the one-year period ended December 31, 2008. In general, the Portfolios’ returns were driven primarily by their equity exposure as global stock markets retreated significantly during the year.

PORTFOLIO RESULTS

2.	CONTRIBUTION OF UNDERLYING FUND PERFORMANCE

The second component of the Portfolios’ performance is the contribution from our underlying fund managers. Overall, underlying fund security selection detracted from performance for all the Portfolios for the one-year period ended December 31, 2008. Among the weakest performers were the Core Fixed Income Fund, the Global Income Fund and the Emerging Markets Debt Fund.

3.	CONTRIBUTION OF ASSET ALLOCATION DECISIONS

Our Global Tactical Asset Allocation (GTAA) decisions detracted from returns across all Portfolios for the one-year period ended December 31, 2008. They detracted approximately 0.75% of excess return in the Equity Growth Strategy Portfolio, 3.45% in the Growth Strategy Portfolio, 3.70% in the Growth and Income Strategy Portfolio, and 3.15% in the Balanced Strategy Portfolio. Our asset class timing decision detracted most for the period, as the retreat in the global equity markets hurt our overweight in stocks.

■	Goldman Sachs Balanced Strategy Portfolio — During the one-year period ended December 31, 2008, the Portfolio’s Class A, B, C, Institutional and Service Shares generated average annual returns of –20.35%, –20.96%, –20.96%, –20.10% and –20.42%, respectively. Over the same period, the Portfolio’s Class IR and R Shares generated average annual returns of –20.17% and –20.57%, respectively.

■	Goldman Sachs Equity Growth Strategy Portfolio — During the one-year period ended December 31, 2008, the Portfolio’s Class A, B, C, Institutional and Service Shares generated average annual returns of –42.52%, –42.91%, –42.93%, –42.28% and –42.59%, respectively. Over the same period, the Portfolio’s Class IR and R Shares generated average annual returns of –42.41% and –42.64%, respectively.

■	Goldman Sachs Growth And Income Strategy Portfolio — During the one-year period ended December 31, 2008, the Portfolio’s Class A, B, C, Institutional and Service Shares generated average annual returns of –31.94%, –32.40%, –32.42%, –31.63% and –31.98%, respectively. Over the same period, the Portfolio’s Class IR and R Shares generated average annual returns of –31.79% and –32.12%, respectively.

■	Goldman Sachs Growth Strategy Portfolio — During the one-year period ended December 31, 2008, the Portfolio’s Class A, B, C, Institutional and Service Shares generated average annual returns of –39.31%, –39.76%, –39.77%, –39.09% and –39.38%, respectively. Over the same period, the Portfolio’s Class IR and R Shares generated average annual returns of –39.21% and –39.44%, respectively.

PORTFOLIO RESULTS

Income Strategies Portfolio Performance

1.	CONTRIBUTION OF STRATEGIC ASSET ALLOCATION POLICY AND ASSET ALLOCATION DECISIONS

On a strategic basis, the Portfolio had negative performance over the one-year period ended December 31, 2008. This was primarily the result of the Portfolio’s equity exposure as global stock markets retreated significantly during the year. In addition, asset allocation decisions detracted approximately 2.90% from excess return for the period. Our asset class timing decision detracted most among our asset allocation decisions, as poor performance across the global equity markets hurt our overweight in stocks throughout the year.

2.	CONTRIBUTION OF UNDERLYING FUND PERFORMANCE

Underlying fund security selection detracted from the Portfolio’s performance, with the majority of the underlying funds underperforming their benchmarks. The Investment Grade Credit Fund, the U.S. Mortgages Fund, the Global Income Fund and the Emerging Markets Debt Fund underperformed the most relative to their respective benchmarks over the reporting period.

■	Goldman Sachs Income Strategies Portfolio — During the one-year period ended December 31, 2008, the Portfolio’s Class A, C and Institutional Shares generated average annual returns of –26.81%, –27.36% and –26.59%, respectively. During the same period, the Portfolio’s Class IR and R Shares generated average annual returns of –26.75% and –27.01%, respectively.

Satellite Strategies Portfolio Performance

1.	CONTRIBUTION OF STRATEGIC ASSET ALLOCATION POLICY

On an absolute basis, the Portfolio had negative performance over the one-year period ended December 31, 2008. This was driven primarily by the Portfolio’s emerging equity, commodities, real estate and international small cap exposures. Almost every exotic beta asset class retreated significantly during the year.

2.	CONTRIBUTION OF UNDERLYING FUND PERFORMANCE

The underlying funds collectively underperformed their benchmarks during the reporting period. The Commodities Strategy and International Small Cap Funds underperformed the most relative to their respective benchmarks over the reporting period.

PORTFOLIO RESULTS

■	Goldman Sachs Satellite Strategies Portfolio — During the one-year period ended December 31, 2008, the Portfolio’s Class A, C and Institutional Shares generated average annual returns of –41.99%, –42.43% and –41.81%, respectively. Over the same period, the Portfolio’s Class IR and R Shares generated average annual returns of –41.79% and –42.16%, respectively. The Portfolio’s Service Shares commenced investment operations on August 29, 2008. During the period August 29, 2008, through December 31, 2008, the Portfolio’s Service Shares generated a cumulative total return of –37.37%.

We hope this summary has been helpful to you in your understanding of how we manage your Portfolio. We thank you for the confidence you have placed in us and we look forward to your continued support.

Goldman Sachs Quantitative Investment Strategies Team

January 15, 2009

FUND BASICS

Balanced Strategy
as of December 31, 2008

PERFORMANCE REVIEW

	Portfolio Total Return	Balanced Strategy
January 1, 2008–December 31, 2008	(based on NAV)[1]	Composite Index[2]

Class A	-20.35%	-15.15%
Class B	-20.96	-15.15
Class C	-20.96	-15.15
Institutional	-20.10	-15.15
Service	-20.42	-15.15
Class IR	-20.17	-15.15
Class R	-20.57	-15.15

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of the Barclays Capital Aggregate Bond Index (60%), the S&P 500 Index (20%) and the MSCI EAFE Index (20%). The Balanced Composite figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-24.68%	0.38%	1.99%	2.39%	1/2/98
Class B	-24.90	0.34	1.80	2.15	1/2/98
Class C	-21.75	0.76	1.80	2.16	1/2/98
Institutional	-20.10	1.90	2.96	3.32	1/2/98
Service	-20.42	1.41	2.47	2.82	1/2/98
Class IR	-20.17	N/A	N/A	-19.00	11/30/07
Class R	-20.57	N/A	N/A	-19.41	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.25%	1.40%
Class B	2.00	2.15
Class C	2.00	2.15
Institutional	0.85	1.00
Service	1.35	1.50
Class IR	1.00	1.15
Class R	1.50	1.65

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2008 to December 31, 2008. Actual Fund weighting in the Fund of Funds Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments include money market funds and repurchase agreements, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Performance Summary
December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Balanced Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Five Year	Ten Year	Since Inception

Class A (commenced January 2, 1998)
Excluding sales charges	–20.35%	1.51%	2.57%	2.91%
Including sales charges	–24.68%	0.38%	1.99%	2.39%

Class B (commenced January 2, 1998)
Excluding contingent deferred sales charges	–20.96%	0.75%	1.80%	2.15%
Including contingent deferred sales charges	–24.90%	0.34%	1.80%	2.15%

Class C (commenced January 2, 1998)
Excluding contingent deferred sales charges	–20.96%	0.76%	1.80%	2.16%
Including contingent deferred sales charges	–21.75%	0.76%	1.80%	2.16%

Institutional Shares (commenced January 2, 1998)	–20.10%	1.90%	2.96%	3.32%

Service Shares (commenced January 2, 1998)	–20.42%	1.41%	2.47%	2.82%

Class IR (commenced November 30, 2007)	–20.17%	n/a	n/a	–19.00%

Class R (commenced November 30, 2007)	–20.57%	n/a	n/a	–19.41%

FUND BASICS

Equity Growth Strategy
as of December 31, 2008

PERFORMANCE REVIEW

	Portfolio Total Return	Equity Growth Strategy
January 1, 2008–December 31, 2008	(based on NAV)[1]	Composite Index[2]

Class A	-42.52%	-39.90%
Class B	-42.91	-39.90
Class C	-42.93	-39.90
Institutional	-42.28	-39.90
Service	-42.59	-39.90
Class IR	-42.41	-39.90
Class R	-42.64	-39.90

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Equity Growth Strategy Composite Index (“Equity Growth Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Equity Growth Composite is comprised of the S&P 500 Index (50%) and the MSCI EAFE Index (50%). The Equity Growth Composite figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-45.67%	-1.66%	-0.07%	0.17%	1/2/98
Class B	-45.76	-1.69	-0.25	-0.05	1/2/98
Class C	-43.50	-1.30	-0.25	-0.04	1/2/98
Institutional	-42.28	-0.15	0.88	1.06	1/2/98
Service	-42.59	-0.67	0.38	0.58	1/2/98
Class IR	-42.41	N/A	N/A	-40.58	11/30/07
Class R	-42.64	N/A	N/A	-40.83	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.78%
Class B	2.10	2.53
Class C	2.10	2.53
Institutional	0.95	1.38
Service	1.45	1.88
Class IR	1.10	1.53
Class R	1.60	2.03

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2008 to December 31, 2008. Actual Fund weighting in the Fund of Funds Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments include money market funds and repurchase agreements, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Performance Summary
December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index and Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Equity Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Five Year	Ten Year	Since Inception

Class A (commenced January 2, 1998)
Excluding sales charges	–42.52%	–0.55%	0.50%	0.68%
Including sales charges	–45.67%	–1.66%	–0.07%	0.17%

Class B (commenced January 2, 1998)
Excluding contingent deferred sales charges	–42.91%	–1.29%	–0.25%	–0.05%
Including contingent deferred sales charges	–45.76%	–1.69%	–0.25%	–0.05%

Class C (commenced January 2, 1998)
Excluding contingent deferred sales charges	–42.93%	–1.30%	–0.25%	–0.04%
Including contingent deferred sales charges	–43.50%	–1.30%	–0.25%	–0.04%

Institutional Shares (commenced January 2, 1998)	–42.28%	–0.15%	0.88%	1.06%

Service Shares (commenced January 2, 1998)	–42.59%	–0.67%	0.38%	0.58%

Class IR (commenced November 30, 2007)	–42.41%	n/a	n/a	–40.58%

Class R (commenced November 30, 2007)	–42.64%	n/a	n/a	–40.83%

FUND BASICS

Growth and Income Strategy
as of December 31, 2008

PERFORMANCE REVIEW

	Portfolio Total Return	Growth & Income Strategy
January 1, 2008–December 31, 2008	(based on NAV)[1]	Composite Index[2]

Class A	-31.94%	-24.13%
Class B	-32.40	-24.13
Class C	-32.42	-24.13
Institutional	-31.63	-24.13
Service	-31.98	-24.13
Class IR	-31.79	-24.13
Class R	-32.12	-24.13

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of the Barclays Capital Aggregate Bond Index (40%), the S&P 500 Index (30%) and the MSCI EAFE Index (30%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-35.68%	-0.74%	1.19%	1.67%	1/2/98
Class B	-35.77	-0.75	1.01	1.44	1/2/98
Class C	-33.10	-0.36	1.00	1.43	1/2/98
Institutional	-31.63	0.79	2.18	2.61	1/2/98
Service	-31.98	0.30	1.67	2.09	1/2/98
Class IR	-31.79	N/A	N/A	-30.14	11/30/07
Class R	-32.12	N/A	N/A	-30.48	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.34%	1.64%
Class B	2.09	2.39
Class C	2.09	2.39
Institutional	0.94	1.24
Service	1.44	1.74
Class IR	1.09	1.39
Class R	1.59	1.89

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2008 to December 31, 2008. Actual Fund weighting in the Fund of Funds Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments include money market funds and repurchase agreements, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Performance Summary
December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Growth and Income Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Five Year	Ten Year	Since Inception

Class A (commenced January 2, 1998)
Excluding sales charges	–31.94%	0.38%	1.76%	2.19%
Including sales charges	–35.68%	–0.74%	1.19%	1.67%

Class B (commenced January 2, 1998)
Excluding contingent deferred sales charges	–32.40%	–0.35%	1.01%	1.44%
Including contingent deferred sales charges	–35.77%	–0.75%	1.01%	1.44%

Class C (commenced January 2, 1998)
Excluding contingent deferred sales charges	–32.42%	–0.36%	1.00%	1.43%
Including contingent deferred sales charges	–33.10%	–0.36%	1.00%	1.43%

Institutional Shares (commenced January 2, 1998)	–31.63%	0.79%	2.18%	2.61%

Service Shares (commenced January 2, 1998)	–31.98%	0.30%	1.67%	2.09%

Class IR (commenced November 30, 2007)	–31.79%	n/a	n/a	–30.14%

Class R (commenced November 30, 2007)	–32.12%	n/a	n/a	–30.48%

FUND BASICS

Growth Strategy
as of December 31, 2008

PERFORMANCE REVIEW

	Portfolio Total Return	Growth Strategy
January 1, 2008–December 31, 2008	(based on NAV)[1]	Composite Index[2]

Class A	-39.31%	-32.37%
Class B	-39.76	-32.37
Class C	-39.77	-32.37
Institutional	-39.09	-32.37
Service	-39.38	-32.37
Class IR	-39.21	-32.37
Class R	-39.44	-32.37

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of the S&P 500 Index (40%), the MSCI EAFE Index (40%) and the Barclays Capital Aggregate Bond Index (20%). The Growth Composite figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-42.66%	-1.81%	0.13%	0.53%	1/2/98
Class B	-42.76	-1.85	-0.06	0.30	1/2/98
Class C	-40.37	-1.45	-0.06	0.30	1/2/98
Institutional	-39.09	-0.30	1.10	1.44	1/2/98
Service	-39.38	-0.82	0.59	0.93	1/2/98
Class IR	-39.21	N/A	N/A	-37.39	11/30/07
Class R	-39.44	N/A	N/A	-37.63	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.35%	1.70%
Class B	2.10	2.45
Class C	2.10	2.45
Institutional	0.95	1.30
Service	1.45	1.80
Class IR	1.10	1.45
Class R	1.60	1.95

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2008 to December 31, 2008. Actual Fund weighting in the Fund of Funds Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments include money market funds and repurchase agreements, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Performance Summary
December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on January 1, 1999 in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Morgan Stanley Capital International Europe, Australasia, and the Far East (“MSCI EAFE”) Index and Barclays Capital Aggregate Bond Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Growth Strategy Portfolio’s 10 Year Performance

Performance of a $10,000 investment, with distributions reinvested, from January 1, 1999 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Five Year	Ten Year	Since Inception

Class A (commenced January 2, 1998)
Excluding sales charges	–39.31%	–0.71%	0.69%	1.05%
Including sales charges	–42.66%	–1.81%	0.13%	0.53%

Class B (commenced January 2, 1998)
Excluding contingent deferred sales charges	–39.76%	–1.45%	–0.06%	0.30%
Including contingent deferred sales charges	–42.76%	–1.85%	–0.06%	0.30%

Class C (commenced January 2, 1998)
Excluding contingent deferred sales charges	–39.77%	–1.45%	–0.06%	0.30%
Including contingent deferred sales charges	–40.37%	–1.45%	–0.06%	0.30%

Institutional Shares (commenced January 2, 1998)	–39.09%	–0.30%	1.10%	1.44%

Service Shares (commenced January 2, 1998)	–39.38%	–0.82%	0.59%	0.93%

Class IR (commenced November 30, 2007)	–39.21%	n/a	n/a	–37.39%

Class R (commenced November 30, 2007)	–39.44%	n/a	n/a	–37.63%

FUND BASICS

Income Strategies
as of December 31, 2008

PERFORMANCE REVIEW

	Portfolio Total Return	Income Strategy
January 1, 2008–December 31, 2008	(based on NAV)[1]	Composite Index[2]

Class A	-26.81%	-13.62%
Class C	-27.36	-13.62
Institutional	-26.59	-13.62
Class IR	-26.75	-13.62
Class R	-27.01	-13.62

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Income Strategy Composite Index (“Income Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Income Composite is comprised of the Barclays Capital Aggregate Bond Index (60%) and the S&P 500 Index (40%). The Equity Growth Composite figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Since Inception	Inception Date

Class A	-30.84%	-18.53%	3/30/07
Class C	-28.09	-16.53	3/30/07
Institutional	-26.59	-15.57	3/30/07
Class IR	-26.75	-25.36	11/30/07
Class R	-27.01	-25.62	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.33%	4.19%
Class C	2.08	4.94
Institutional	0.93	3.79
Class IR	1.08	3.94
Class R	1.58	4.44

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2008 to December 31, 2008. Actual Fund weighting in the Fund of Funds Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments include money market funds and repurchase agreements, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Performance Summary
December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index and Barclays Capital Aggregate Bond Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Income Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Since Inception

Class A (commenced March 30, 2007)
Excluding sales charges	–26.81%	–15.88%
Including sales charges	–30.84%	–18.53%

Class C (commenced March 30, 2007)
Excluding contingent deferred sales charges	–27.36%	–16.53%
Including contingent deferred sales charges	–28.09%	–16.53%

Institutional Shares (commenced March 30, 2007)	–26.59%	–15.57%

Class IR (commenced November 30, 2007)	–26.75%	–25.36%

Class R (commenced November 30, 2007)	–27.01%	–25.62%

FUND BASICS

Satellite Strategies
as of December 31, 2008

PERFORMANCE REVIEW

	Portfolio Total Return	Satellite Strategy
January 1, 2008–December 31, 2008	(based on NAV)[1]	Composite Index[2]

Class A	-41.99%	-24.13%
Class C	-42.43	-24.13
Institutional	-41.81	-24.13
Class IR	-41.79	-24.13
Class R	-42.16	-24.13

August 29, 2008–December 31, 2008

Service	-37.37	-17.79

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Satellite Strategy Composite Index (“Satellite Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the S&P 500 Index (30%), the MSCI EAFE Index (30%) and the Barclays Capital Aggregate Bond Index (40%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 12/31/08	One Year	Since Inception	Inception Date

Class A	-45.16%	-26.78%	3/30/07
Class C	-43.00	-25.00	3/30/07
Institutional	-41.81	-24.23	3/30/07
Service	N/A	-37.37	8/29/08
Class IR	-41.79	-39.54	11/30/07
Class R	-42.16	-39.92	11/30/07

[3]	The Standardized Average Annual Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.49%	3.32%
Class C	2.24	4.07
Institutional	1.09	2.92
Service	1.59	3.42
Class IR	1.24	3.07
Class R	1.74	3.57

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

[5]	The tactical fund weightings are set at the beginning of each calendar quarter. The weighting in the chart above reflects the allocations from September 30, 2008 to December 31, 2008. Actual Fund weighting in the Fund of Funds Portfolios may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

FUND BASICS

OVERALL FUND WEIGHTINGS6

Percentage of Net Assets

[6]	The percentage shown for each underlying fund reflects the value of that fund as a percentage of net assets. Short-term investments include money market funds and repurchase agreements, if any. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Performance Summary
December 31, 2008

The following graph shows the value, as of December 31, 2008, of a $10,000 investment made on March 30, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Portfolio’s benchmarks with dividends reinvested (the S&P 500 Index, Barclays Capital Aggregate Bond Index and Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index) are also shown. All performance data shown represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than the original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding underlying mutual fund selection and allocations among them, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting a portfolio.

Goldman Sachs Satellite Strategies Portfolio’s Lifetime Performance

Performance of a $10,000 investment, with distributions reinvested, from March 30, 2007 through December 31, 2008.

Average Annual Total Return through December 31, 2008	One Year	Since Inception

Class A (commenced March 30, 2007)
Excluding sales charges	–41.99%	–24.40%
Including sales charges	–45.16%	–26.78%

Class C (commenced March 30, 2007)
Excluding contingent deferred sales charges	–42.43%	–25.00%
Including contingent deferred sales charges	–43.00%	–25.00%

Institutional Class (commenced March 30, 2007)	–41.81%	–24.23%

Service Class (commenced August 29, 2008)	n/a	–37.37%	*

Class IR (commenced November 30, 2007)	–41.79%	–39.54%

Class R (commenced November 30, 2007)	–42.16%	–39.92%

*	Total Returns for periods of less than one year represents cumulative total returns.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2008

Shares	Description	Value
INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.0%

Equity – 37.4%
10,384,155	Goldman Sachs Structured International Equity Fund – 11.9%	$82,450,192
5,874,525	Goldman Sachs Structured Large Cap Value Fund – 6.8%	47,231,179
5,028,003	Goldman Sachs Structured Large Cap Growth Fund – 6.2%	43,140,263
4,989,454	Goldman Sachs Structured Small Cap Equity Fund – 5.5%	38,119,425
2,959,604	Goldman Sachs Structured Emerging Markets Equity Fund – 1.9%	13,081,451
1,489,625	Goldman Sachs Emerging Markets Equity Fund – 1.9%	13,078,912
885,244	Goldman Sachs Real Estate Securities Fund – 1.1%	7,382,933
1,461,129	Goldman Sachs Structured International Small Cap Fund – 1.1%	7,217,977
1,403,751	Goldman Sachs International Real Estate Securities Fund – 1.0%	7,159,128

		258,861,460

Fixed Income – 62.6%
26,450,247	Goldman Sachs Short Duration Government Fund – 39.1%	271,379,529
9,134,623	Goldman Sachs Global Income Fund – 16.3%	112,995,292
3,505,580	Goldman Sachs High Yield Fund – 2.6%	17,738,236
1,464,127	Goldman Sachs Local Emerging Markets Debt Fund – 1.6%	10,834,543
1,195,400	Goldman Sachs Emerging Markets Debt Fund – 1.5%	10,639,057
1,911,834	Goldman Sachs Commodity Strategy Fund – 1.5%	10,400,379

		433,987,036

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.0%
(Cost $832,130,408)		$692,848,496

	Principal	Interest	Maturity
	Amount	Rate	Date	Value
REPURCHASE AGREEMENT(a) – 0.2%

	Joint Repurchase Agreement Account II
$	$1,700,000	0.073%	01/02/09	$1,700,000
	Maturity Value: $1,700,007
	(Cost $1,700,000)

	TOTAL INVESTMENTS – 100.2%
	(Cost $833,830,408)			$694,548,496

	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%			(1,403,925)

	NET ASSETS – 100.0%			$693,144,571

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on December 31, 2008. Additional information appears on page 39.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2008

Shares	Description	Value
INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.7%

Equity – 98.4%
23,256,517	Goldman Sachs Structured International Equity Fund – 33.8%	$184,656,744
14,166,233	Goldman Sachs Structured Large Cap Value Fund – 20.9%	113,896,517
12,134,280	Goldman Sachs Structured Large Cap Growth Fund – 19.1%	104,112,124
7,237,577	Goldman Sachs Structured Small Cap Equity Fund – 10.1%	55,295,090
2,981,153	Goldman Sachs Emerging Markets Equity Fund – 4.8%	26,174,520
5,126,801	Goldman Sachs Structured Emerging Markets Equity Fund – 4.1%	22,660,459
2,264,198	Goldman Sachs International Real Estate Securities Fund – 2.1%	11,547,411
1,363,672	Goldman Sachs Real Estate Securities Fund – 2.1%	11,373,026
1,537,138	Goldman Sachs Structured International Small Cap Fund – 1.4%	7,593,459

		537,309,350

Fixed Income – 2.3%
2,363,287	Goldman Sachs Commodity Strategy Fund – 2.3%	12,856,281

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.7%
(Cost $914,181,342)		$550,165,631

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(4,070,973)

NET ASSETS – 100.0%		$546,094,658

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2008

Shares	Description	Value
INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.5%
Equity – 58.1%
47,905,742	Goldman Sachs Structured International Equity Fund — 18.5%	$380,371,589
29,812,441	Goldman Sachs Structured Large Cap Value Fund — 11.6%	239,692,027
25,559,708	Goldman Sachs Structured Large Cap Growth Fund — 10.7%	219,302,295
20,652,245	Goldman Sachs Structured Small Cap Equity Fund — 7.7%	157,783,155
7,258,047	Goldman Sachs Emerging Markets Equity Fund — 3.1%	63,725,655
14,048,082	Goldman Sachs Structured Emerging Markets Equity Fund — 3.0%	62,092,524
2,930,609	Goldman Sachs Real Estate Securities Fund — 1.2%	24,441,282
4,865,335	Goldman Sachs Structured International Small Cap Fund — 1.2%	24,034,756
4,644,458	Goldman Sachs International Real Estate Securities Fund — 1.1%	23,686,735

		1,195,130,018

Fixed Income – 42.4%
44,464,841	Goldman Sachs Global Income Fund — 26.8%	550,030,087
11,180,099	Goldman Sachs Core Fixed Income Fund — 4.6%	94,360,037
15,424,156	Goldman Sachs High Yield Fund — 3.8%	78,046,228
4,097,342	Goldman Sachs Short Duration Government Fund — 2.0%	42,038,727
4,848,507	Goldman Sachs Local Emerging Markets Debt Fund — 1.8%	35,878,951
6,489,422	Goldman Sachs Commodity Strategy Fund — 1.7%	35,302,452
3,965,972	Goldman Sachs Emerging Markets Debt Fund — 1.7%	35,297,145

		870,953,627

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.5%
(Cost $2,921,210,714)		$2,066,083,645

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(9,880,681)

NET ASSETS – 100.0%		$2,056,202,964

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments
December 31, 2008

Shares	Description	Value
INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.5%
Equity – 81.8%
51,756,757	Goldman Sachs Structured International Equity Fund — 26.7%	$410,948,653
34,459,853	Goldman Sachs Structured Large Cap Value Fund — 18.0%	277,057,215
29,632,236	Goldman Sachs Structured Large Cap Growth Fund — 16.5%	254,244,582
18,098,116	Goldman Sachs Structured Small Cap Equity Fund — 9.0%	138,269,609
6,929,324	Goldman Sachs Emerging Markets Equity Fund — 4.0%	60,839,464
12,476,844	Goldman Sachs Structured Emerging Markets Equity Fund — 3.6%	55,147,650
4,084,498	Goldman Sachs International Real Estate Securities Fund — 1.4%	20,830,939
2,423,237	Goldman Sachs Real Estate Securities Fund — 1.3%	20,209,800
3,985,911	Goldman Sachs Structured International Small Cap Fund — 1.3%	19,690,402

		1,257,238,314

Fixed Income – 18.7%
6,857,679	Goldman Sachs Global Income Fund — 5.5%	84,829,489
8,807,850	Goldman Sachs Core Fixed Income Fund — 4.9%	74,338,252
8,005,845	Goldman Sachs High Yield Fund — 2.6%	40,509,574
3,989,354	Goldman Sachs Local Emerging Markets Debt Fund — 1.9%	29,521,218
3,268,289	Goldman Sachs Emerging Markets Debt Fund — 1.9%	29,087,768
5,316,529	Goldman Sachs Commodity Strategy Fund — 1.9%	28,921,921

		287,208,222

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.5%
(Cost $2,393,575,342)		$1,544,446,536

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.5)%		(7,567,513)

NET ASSETS – 100.0%		$1,536,879,023

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Schedule of Investments
December 31, 2008

Shares	Description	Value
INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.4%
Equity – 38.8%
426,392	Goldman Sachs U.S. Equity Dividend and Premium Fund – 18.2%	$2,920,785
296,176	Goldman Sachs International Equity Dividend and Premium Fund – 11.6%	1,865,908
162,834	Goldman Sachs International Real Estate Securities Fund – 5.2%	830,454
73,622	Goldman Sachs Real Estate Securities Fund – 3.8%	614,005

		6,231,152

Fixed Income – 61.6%
427,970	Goldman Sachs High Yield Fund – 13.5%	2,165,530
199,112	Goldman Sachs Investment Grade Credit Fund – 10.0%	1,596,876
192,893	Goldman Sachs Local Emerging Markets Debt Fund – 8.9%	1,427,407
157,689	Goldman Sachs Emerging Markets Debt Fund – 8.7%	1,403,435
124,936	Goldman Sachs U.S. Mortgages Fund – 7.1%	1,144,409
51,838	Goldman Sachs Government Income Fund – 4.9%	780,671
61,149	Goldman Sachs Global Income Fund – 4.7%	756,416
69,580	Goldman Sachs Ultra-Short Duration Government Fund – 3.8%	609,525

		9,884,269

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 100.4%
(Cost $20,796,118)		$16,115,421

	Principal	Interest	Maturity
	Amount	Rate	Date	Value

REPURCHASE AGREEMENT(a) – 0.6%

	Joint Repurchase Agreement Account II
$	$100,000	0.073%	01/02/09	$100,000
	Maturity Value: $100,000
	(Cost $100,000)

	TOTAL INVESTMENTS – 101.0%
	(Cost $20,896,118)			$16,215,421

	LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%			(167,708)

	NET ASSETS – 100.0%			$16,047,713

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

(a)	Joint repurchase agreement was entered into on December 31, 2008. Additional information appears on page 39.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments
December 31, 2008

Shares	Description	Value
INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 99.8%
Equity – 46.6%
3,874,488	Goldman Sachs Concentrated Emerging Markets Equity Fund – 13.7%	$18,984,992
3,541,127	Goldman Sachs International Real Estate Securities Fund – 13.0%	18,059,746
1,714,371	Goldman Sachs International Small Cap Fund – 11.7%	16,337,958
1,372,421	Goldman Sachs Real Estate Securities Fund – 8.2%	11,445,995

		64,828,691

Fixed Income – 53.2%
3,646,474	Goldman Sachs Commodity Strategy Fund – 14.2%	19,836,819
2,551,447	Goldman Sachs Local Emerging Markets Debt Fund – 13.6%	18,880,708
3,593,375	Goldman Sachs High Yield Fund – 13.1%	18,182,474
1,930,517	Goldman Sachs Emerging Markets Debt Fund – 12.3%	17,181,599

		74,081,600

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 99.8%
(Cost $231,315,294)		$138,910,291

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		317,386

NET ASSETS – 100.0%		$139,227,677

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2008, certain Portfolios had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Portfolio	Principal Amount

Balanced Strategy	$1,700,000

Income Strategies	100,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$3,515,000,000	0.08%	01/02/09	$3,515,015,622

Barclays Capital, Inc.	807,400,000	0.07	01/02/09	807,403,140

Deutsche Bank Securities, Inc.	1,000,000,000	0.04	01/02/09	1,000,002,222

Deutsche Bank Securities, Inc.	1,600,000,000	0.10	01/02/09	1,600,008,889

Greenwich Capital Markets	250,000,000	0.10	01/02/09	250,001,389

JPMorgan Securities	900,000,000	0.06	01/02/09	900,003,000

Morgan Stanley & Co.	650,000,000	0.03	01/02/09	650,001,083

UBS Securities LLC	1,050,000,000	0.07	01/02/09	1,050,004,083

TOTAL				$9,772,439,428

At December 31, 2008, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 0.000% to 5.125%, due 01/08/09 to 01/17/17; Federal Home Loan Bank, 0.000% to 5.375%, due 02/13/09 to 08/19/11; Federal Home Loan Mortgage Corp., 2.000% to 7.000%, due 05/12/09 to 12/01/38; Federal National Mortgage Association, 2.750% to 8.500%, due 01/23/09 to 11/01/48 and Government National Mortgage Association, 6.000%, due 10/20/38 to 12/15/38. The aggregate market value of the collateral, including accrued interest, was $9,983,372,198.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities
December 31, 2008

Balanced Strategy
Portfolio

Assets:

Investments in securities, at value (identified cost $833,830,408, $914,181,342, $2,921,210,714, $2,393,575,342, $20,896,118 and $231,315,294, respectively)	$694,548,496
Cash	30,068
Receivables:
Portfolio shares sold	3,595,743
Dividends and interest	917,561
Reimbursement from adviser	76,990
Investment securities sold	—
Other assets	—

Total assets	699,168,858

Liabilities:

Due to custodian	—
Payables:
Investment securities purchased	2,763,374
Portfolio shares redeemed	2,748,507
Amounts owed to affiliates	383,991
Accrued expenses	128,415

Total liabilities	6,024,287

Net Assets:

Paid-in capital	898,014,817
Accumulated undistributed net investment income	1,334,240
Accumulated net realized loss from investment transactions	(66,922,574)
Net unrealized loss on investments	(139,281,912)

NET ASSETS	$693,144,571

Net Assets:
Class A	$368,639,602
Class B	34,376,276
Class C	130,432,990
Institutional	155,232,675
Service	4,433,259
Class IR	7,947
Class R	21,822

Total Net Assets	$693,144,571

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	43,947,847
Class B	4,097,536
Class C	15,548,266
Institutional	18,491,411
Service	527,156
Class IR	948
Class R	2,603

Net asset value, offering and redemption price per share:(a)
Class A	$8.39
Class B	8.39
Class C	8.39
Institutional	8.39
Service	8.41
Class IR	8.38
Class R	8.38

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy, Growth Strategy, Income Strategies and Satellite Strategies Portfolios is $8.88, $8.51, $8.58, $8.33, $6.95 and $5.90, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

	Growth and
Equity Growth	Income Strategy	Growth Strategy	Income Strategies	Satellite Strategies
Strategy Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

$550,165,631	$2,066,083,645	$1,544,446,536	$16,215,421	$138,910,291
—	—	—	22,738	47,325

912,685	4,928,156	3,775,735	74,272	976,486
—	1,655,868	999,474	61,337	379,570
98,362	188,072	179,156	65,378	164,569
529,984	7,802,727	2,123,174	—	—
3,219	18,772	29,964	—	—

551,709,881	2,080,677,240	1,551,554,039	16,439,146	140,478,241

529,984	7,802,727	2,123,174	—	—

—	1,704,628	1,016,179	186,688	429,097
4,535,560	13,409,759	10,115,236	128,363	669,111
373,840	1,252,673	1,074,075	6,556	62,509
175,839	304,489	346,352	69,826	89,847

5,615,223	24,474,276	14,675,016	391,433	1,250,564

1,027,742,249	3,259,655,018	2,772,207,938	23,994,547	256,385,970
124,437	4,671,364	1,609,633	174	17,315
(117,756,317)	(352,996,349)	(387,809,742)	(3,266,311)	(24,770,605)
(364,015,711)	(855,127,069)	(849,128,806)	(4,680,697)	(92,405,003)

$546,094,658	$2,056,202,964	$1,536,879,023	$16,047,713	$139,227,677

$300,859,211	$1,214,344,052	$853,209,881	$5,304,662	$57,957,413
31,403,284	107,669,155	111,317,914	—	—
170,281,285	441,003,761	465,633,972	3,187,308	26,696,177
39,471,171	285,106,243	97,798,208	7,541,229	54,326,458
4,068,393	8,051,095	8,881,166	—	222,282
5,669	6,766	6,004	7,276	4,208
5,645	21,892	31,878	7,238	21,139

$546,094,658	$2,056,202,964	$1,536,879,023	$16,047,713	$139,227,677

37,421,385	149,714,392	108,441,912	807,316	10,391,268
4,042,966	13,298,024	14,093,393	—	—
22,026,660	54,641,300	59,456,745	485,823	4,801,605
4,860,689	35,031,795	12,411,360	1,147,354	9,754,678
510,989	994,266	1,132,543	—	39,963
710	835	768	1,108	755
705	2,703	4,099	1,101	3,795

$8.04	$8.11	$7.87	$6.57	$5.58
7.77	8.10	7.90	—	—
7.73	8.07	7.83	6.56	5.56
8.12	8.14	7.88	6.57	5.57
7.96	8.10	7.84	—	5.56
7.98	8.10	7.81	6.57	5.58
8.01	8.10	7.78	6.57	5.57

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations
For the Year Ended December 31, 2008

Balanced Strategy
Portfolio

Investment income:

Dividends from Underlying Funds	$26,106,768
Interest	20,572

Total investment income	26,127,340

Expenses:

Distribution and Service fees(a)	2,936,420
Transfer Agent fees(a)	1,173,590
Management fees	1,095,750
Registration fees	144,792
Printing fees	105,328
Professional fees	99,087
Custody and accounting fees	34,862
Trustee fees	15,689
Service share fees — Service Plan(b)	14,250
Service share fees — Shareholder Administration Plan(b)	14,250
Amortization of offering costs	—
Other	53,301

Total expenses	5,687,319

Less — expense reductions	(467,869)

Net expenses	5,219,450

NET INVESTMENT INCOME	20,907,890

Realized and unrealized gain (loss) from investment transactions:

Capital gain distributions from Underlying Funds	5,959,678
Net realized loss from investment transactions	(67,482,356)
Net change in unrealized loss on investments	(137,369,781)

Net realized and unrealized loss from investment transactions	(198,892,459)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(177,984,569)

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Portfolio	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service(b)	Class IR	Class R
Balanced Strategy	$979,786	$410,848	$1,545,724	$62	$744,637	$78,061	$293,688	$54,883	$2,280	$17	$24
Equity Growth Strategy	1,253,327	483,910	2,726,695	41	952,528	91,943	518,072	23,901	2,386	16	16
Growth & Income Strategy	4,538,497	1,527,810	6,431,486	117	3,449,258	290,284	1,221,982	172,185	4,027	17	45
Growth Strategy	3,499,165	1,746,454	7,558,641	72	2,659,365	331,826	1,436,142	70,492	5,962	16	28
Income Strategies	14,356	—	30,836	44	10,911	—	5,859	4,214	—	17	17
Satellite Strategies	181,778	—	283,330	84	138,151	—	53,833	17,669	23	16	32

(b)	Satellite Strategies Portfolio Service Shares commenced operations on August 29, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth	Growth & Income	Growth Strategy	Income Strategies	Satellite Strategies
Strategy Portfolio	Strategy Portfolio	Portfolio	Portfolio	Portfolio

$18,355,286	$94,387,988	$64,728,151	$889,853	$5,863,959
4,880	26,685	9,136	208	20,552

18,360,166	94,414,673	64,737,287	890,061	5,884,511

4,463,973	12,497,910	12,804,332	45,236	465,192
1,588,862	5,137,798	4,503,831	21,018	209,724
1,332,186	4,577,837	3,782,001	24,030	180,173
164,280	335,127	278,023	64,399	111,133
116,563	236,249	210,686	56,978	83,960
89,975	99,087	99,087	95,169	118,820
35,938	41,229	40,880	22,042	29,831
15,689	15,689	15,689	15,689	15,689
14,914	25,171	37,260	—	145
14,914	25,171	37,260	—	145
—	—	—	51,196	37,756
187,967	471,813	518,603	1,310	11,228

8,025,261	23,463,081	22,327,652	397,067	1,263,796

(613,716)	(1,128,461)	(1,210,642)	(303,989)	(393,253)

7,411,545	22,334,620	21,117,010	93,078	870,543

10,948,621	72,080,053	43,620,277	796,983	5,013,968

8,790,369	21,770,762	20,961,136	63,969	2,850,831
(113,816,945)	(354,262,215)	(386,962,400)	(3,177,422)	(24,179,108)
(367,567,879)	(856,384,808)	(860,783,916)	(3,596,238)	(92,095,228)

(472,594,455)	(1,188,876,261)	(1,226,785,180)	(6,709,691)	(113,423,505)

$(461,645,834)	$(1,116,796,208)	$(1,183,164,903)	$(5,912,708)	$(108,409,537)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Equity Growth Strategy Portfolio
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007

From operations:

Net investment income	$20,907,890	$15,951,693	$10,948,621	$13,529,983
Net realized gain (loss) from investment transactions and capital gain distributions from Underlying Funds	(61,522,678)	24,624,951	(105,026,576)	85,505,530
Net change in unrealized loss on investments	(137,369,781)	(16,726,417)	(367,567,879)	(75,661,839)

Net increase (decrease) in net assets resulting from operations	(177,984,569)	23,850,227	(461,645,834)	23,373,674

Distributions to shareholders:

From net investment income
Class A Shares	(12,233,733)	(9,924,201)	(8,490,326)	(18,351,482)
Class B Shares	(922,189)	(873,275)	(582,477)	(1,426,217)
Class C Shares	(3,476,746)	(3,321,435)	(3,181,879)	(8,289,062)
Institutional Shares	(4,936,391)	(3,804,554)	(1,398,033)	(2,287,531)
Service Shares	(150,985)	(192,469)	(110,261)	(232,776)
Class IR Shares(a)	(299)	(167)	(185)	(324)
Class R Shares(a)	(456)	(163)	(144)	(320)
From net realized gains
Class A Shares	(6,201,704)	(9,879,838)	(22,210,882)	(25,671,161)
Class B Shares	(590,296)	(1,119,978)	(2,406,545)	(2,550,015)
Class C Shares	(2,229,367)	(4,326,154)	(13,353,298)	(14,544,292)
Institutional Shares	(2,585,745)	(3,461,462)	(2,952,044)	(2,862,114)
Service Shares	(70,837)	(163,207)	(295,878)	(332,076)
Class IR Shares(a)	(135)	(271)	(416)	(403)
Class R Shares(a)	(371)	(271)	(416)	(403)
From capital
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Class IR Shares(a)	—	—	—	—
Class R Shares(a)	—	—	—	—

Total distributions to shareholders	(33,399,254)	(37,067,445)	(54,982,784)	(76,548,176)

From share transactions:

Net proceeds from sales of shares	572,283,678	376,508,775	247,252,748	705,038,727
Proceeds received in connection with merger	—	8,720,528	—	33,961,887
Reinvestment of distributions	27,708,831	32,123,748	47,331,007	63,378,711
Cost of shares redeemed	(397,615,428)	(148,885,466)	(349,628,600)	(206,736,711)

Net increase (decrease) in net assets resulting from share transactions	202,377,081	268,467,585	(55,044,845)	595,642,614

TOTAL INCREASE (DECREASE)	(9,006,742)	255,250,367	(571,673,463)	542,468,112

Net assets:

Beginning of period	702,151,313	446,900,946	1,117,768,121	575,300,009

End of period	$693,144,571	$702,151,313	$546,094,658	$1,117,768,121

Accumulated undistributed net investment income	$1,334,240	$477,957	$124,437	$9,181

(a)	Commenced operations on November 30, 2007.
(b)	Income Strategies Portfolio commenced operations on March 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Growth and Income Strategy Portfolio		Growth Strategy Portfolio		Income Strategies Portfolio
For the	For the	For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007	December 31, 2008	December 31, 2007(b)

$72,080,053	$65,502,118	$43,620,277	$46,257,670	$796,983	$588,729

(332,491,453)	154,802,219	(366,001,264)	185,223,659	(3,113,453)	482,661
(856,384,808)	(102,332,277)	(860,783,916)	(155,049,290)	(3,596,238)	(1,084,459)

(1,116,796,208)	117,972,060	(1,183,164,903)	76,432,039	(5,912,708)	(13,069)

(48,952,055)	(61,198,384)	(30,733,747)	(51,410,497)	(248,771)	(181,826)
(3,075,564)	(4,080,680)	(2,727,491)	(5,079,115)	—	—
(12,825,952)	(17,475,777)	(11,385,376)	(22,254,728)	(115,333)	(74,502)
(13,439,817)	(14,324,507)	(5,402,035)	(7,118,542)	(477,172)	(421,156)
(285,645)	(341,299)	(304,192)	(538,325)	—	—
(271)	(232)	(240)	(326)	(400)	(154)
(526)	(228)	(1,261)	(322)	(357)	(150)

(50,042,467)	(48,464,772)	(49,990,650)	(48,900,761)	(173,102)	—
(4,434,783)	(4,141,304)	(6,517,453)	(6,229,092)	—	—
(18,272,109)	(17,579,392)	(27,617,806)	(27,014,851)	(94,148)	—
(11,838,167)	(10,035,225)	(7,413,541)	(6,069,849)	(243,654)	—
(330,406)	(272,097)	(521,219)	(517,021)	—	—
(275)	(230)	(346)	(276)	(235)	—
(888)	(230)	(1,844)	(275)	(234)	—

—	—	—	—	(18,420)	—
—	—	—	—	(8,540)	—
—	—	—	—	(35,332)	—
—	—	—	—	(30)	—
—	—	—	—	(26)	—

(163,498,925)	(177,914,357)	(142,617,201)	(175,133,980)	(1,415,754)	(677,788)

905,408,588	1,942,188,719	597,126,427	1,742,854,988	7,680,862	22,571,208
—	32,501,158	—	147,376,782	—	—
143,982,734	156,314,324	125,998,637	150,662,446	1,214,962	536,254
(1,182,591,217)	(681,231,843)	(1,018,291,366)	(656,815,519)	(6,403,090)	(1,533,164)

(133,199,895)	1,449,772,358	(295,166,302)	1,384,078,697	2,492,734	21,574,298

(1,413,495,028)	1,389,830,061	(1,620,948,406)	1,285,376,756	(4,835,728)	20,883,441

3,469,697,992	2,079,867,931	3,157,827,429	1,872,450,673	20,883,441	—

$2,056,202,964	$3,469,697,992	$1,536,879,023	$3,157,827,429	$16,047,713	$20,883,441

$4,671,364	$4,296,556	$1,609,633	$1,694,588	$174	$29,762

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Satellite Strategies Portfolio
	For the	For the
	Year Ended	Period Ended
	December 31, 2008	December 31, 2007(c)

From operations:

Net investment income	$5,013,968	$1,222,481
Net realized loss from investment transactions and capital gain distributions from Underlying Funds	(21,328,277)	(134,216)
Net change in unrealized loss on investments	(92,095,228)	(309,775)

Net increase (decrease) in net assets resulting from operations	(108,409,537)	778,490

Distributions to shareholders:

From net investment income
Class A Shares	(3,221,949)	(584,002)
Class C Shares	(1,138,382)	(258,109)
Institutional Shares	(2,680,113)	(523,427)
Service Shares(a)	(7,386)	—
Class IR Shares(b)	(281)	(209)
Class R Shares(b)	(900)	(205)
From net realized gains
Class A Shares	(359,551)	(123,313)
Class C Shares	(165,059)	(60,978)
Institutional Shares	(325,300)	(85,150)
Service Shares(a)	(1,422)	—
Class IR Shares(b)	(26)	(48)
Class R Shares(b)	(130)	(48)

Total distributions to shareholders	(7,900,499)	(1,635,489)

From share transactions:

Net proceeds from sales of shares	272,959,569	67,161,511
Reinvestment of distributions	5,395,026	1,226,570
Cost of shares redeemed	(78,175,358)	(12,172,606)

Net increase in net assets resulting from share transactions	200,179,237	56,215,475

TOTAL INCREASE	83,869,201	55,358,476

Net assets:

Beginning of period	55,358,476	—

End of period	$139,227,677	$55,358,476

Accumulated undistributed net investment income	$17,315	$15,772

(a)	Commenced operations on August 29, 2008.
(b)	Commenced operations on November 30, 2007.
(c)	Satellite Strategies Portfolio commenced operations on March 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements
December 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”) as an open-end management investment company. The following are Goldman Sachs Portfolios included in this report (collectively, the “Portfolios” or individually a “Portfolio”), the share classes offered by each Portfolio and their diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-diversified

Balanced Strategy	A, B, C, Institutional, Service, IR, R	Diversified
Equity Growth Strategy
Growth and Income Strategy
Growth Strategy

Income Strategies	A, C, Institutional, IR, R	Diversified

Satellite Strategies	A, C, Institutional, Service, IR, R	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), serves as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Portfolios as well as the Underlying Funds is to value investments at market value. Each Portfolio invests in a combination of underlying mutual funds (the “Underlying Funds”) for which GSAM and Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, act as investment advisers. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment in investment companies (other than those that are exchange traded) by the Underlying Funds are valued at the NAV on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees.
The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Trust’s Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Securities Transactions and Investment Income — Purchases and sales of the Underlying Funds are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of the Underlying Funds are calculated on the identified cost basis. Dividend income, capital gains and return of capital distributions from the Underlying Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income	Capital Gains
	Distributions	Distributions
Portfolio	Declared & Paid	Declared & Paid

Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually

Equity Growth Strategy and Growth Strategy	Annually	Annually

Income Strategies	Monthly	Annually

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. Therefore, the source of a Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains or capital.
GSAM has reviewed the tax positions for the Portfolios for the open tax years (tax years ended December 31, 2005-2008) and determined that they did not have a material impact on the Portfolios’ financial statements.

E. Repurchase Agreements — The Portfolios may enter in repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolios, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Portfolios may be delayed or limited and there may be a decline in the value of the collateral during the period while the Portfolios seek to assert their rights. The collateral for all repurchase agreements are held in safekeeping at the Portfolios’ custodian or designated subcustodians under tri-party repurchase agreements.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Portfolios, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. In addition, the Portfolios’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Portfolios are not subject to any expenses in relation to these investments.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trust’s Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”), computed daily and payable monthly, equal to an annual percentage rate of 0.15% of the average daily net assets of Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy and 0.124% of the average daily net assets of Income Strategies and Satellite Strategies Portfolios.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75%, 0.75% and 0.50% of each Portfolio’s average daily net assets attributable to Class A, Class B, Class C and Class R Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class B and Class C Shares of the Funds. With respect to Class A and Class R Shares, the distributor at its discretion may use compensation for distribution service paid under the Distribution and Service Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2008

3. AGREEMENTS (continued)

Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2008, Goldman Sachs advised the Portfolios that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Portfolio	Class A	Class B	Class C

Balanced Strategy	$323,500	$300	$—

Equity Growth Strategy	272,900	900	1,800

Growth and Income Strategy	1,261,000	700	2,800

Growth Strategy	719,500	700	1,200

Income Strategies	1,100	N/A	—

Satellite Strategies	147,600	N/A	—

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent to the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

D. Service Plans and Shareholder Administration Plans — The Trust, on behalf of each Portfolio, has adopted a Service Plan and a Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Portfolios (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting costs and other extraordinary expenses, exclusive of any transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, 0.004% of the average daily net assets of Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy Portfolios and 0.01% of the average daily net assets of Income Strategies and Satellite Strategies Portfolios. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. AGREEMENTS (continued)

In addition, the Portfolios have entered into an offset arrangement with the transfer agent resulting in a reduction of certain Portfolios’ expenses. For the year ended December 31, 2008, these expense reductions were as follows (in thousands):

	Other Expense	Transfer Agent Fee	Total Expense
Portfolio	Reimbursement	Credits	Reduction

Balanced Strategy	$459	$9	$468

Equity Growth Strategy	597	17	614

Growth and Income Strategy	1,080	48	1,128

Growth Strategy	1,161	50	1,211

Income Strategies	304	—	304

Satellite Strategies	392	1	393

As of December 31, 2008, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Portfolio	Fees	Service Fees	Agent Fees	Total

Balanced Strategy	$85	$211	$88	$384

Equity Growth Strategy	67	227	80	374

Growth and Income Strategy	257	707	289	1,253

Growth Strategy	193	652	229	1,074

Income Strategies	2	3	2	7

Satellite Strategies	14	34	15	63

F. Line of Credit Facility — The Portfolios participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or affiliates. Pursuant to the terms of the facility, the Portfolios and other borrowers may increase the credit amount by an additional $300,000,000 for a total of up to $1 billion. The facility is to be used solely for temporary or emergency purposes. The interest rate on borrowing is based on the federal funds rate. The committed facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the year ended December 31, 2008, the Portfolios did not have any borrowings under the facility. Prior to May 13, 2008, the amount available through the facility was $450,000,000.

4. FAIR VALUE OF INVESTMENTS

For the year ended December 31, 2008, the Portfolios adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Basis of Fair Value Measurement

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly;

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2008

4. FAIR VALUE OF INVESTMENTS (continued)

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s Level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the levels within the fair value hierarchy in which the Portfolios invest:

	Balanced	Equity Growth	Growth and	Growth	Income	Satellite
	Strategy	Strategy	Income Strategy	Strategy	Strategies	Strategies
	Investments in	Investments in	Investments in	Investments in	Investments in	Investments in
	Securities	Securities	Securities	Securities	Securities	Securities
Level	Long — Assets	Long — Assets	Long — Assets	Long — Assets	Long — Assets	Long — Assets

Level 1	$692,848,496	$550,165,631	$2,066,083,645	$1,544,446,536	$16,115,421	$138,910,291
Level 2	1,700,000	—	—	—	100,000	—
Level 3	—	—	—	—	—	—

Total	$694,548,496	$550,165,631	$2,066,083,645	$1,544,446,536	$16,215,421	$138,910,291

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds for the year ended December 31, 2008, were as follows:

Portfolio	Purchases	Sales and Maturities

Balanced Strategy	$578,768,810	$382,647,825

Equity Growth Strategy	196,555,574	277,333,617

Growth and Income Strategy	1,191,088,731	1,380,590,931

Growth Strategy	833,463,296	1,198,189,961

Income Strategies	21,154,652	18,966,944

Satellite Strategies	272,639,784	70,833,141

6. TAX INFORMATION

The tax character of distributions paid during the fiscal period ended December 31, 2008 was as follows:

	Balanced	Equity Growth	Growth and	Growth	Income	Satellite
	Strategy	Strategy	Income Strategy	Strategy	Strategies	Strategies

Distributions paid from:
Ordinary income	$21,791,013	$13,764,008	$79,005,731	$50,667,138	$842,059	$7,159,035
Net long-term capital gains	11,608,241	41,218,776	84,493,194	91,950,063	511,347	741,464

Total taxable distributions	$33,399,254	$54,982,784	$163,498,925	$142,617,201	$1,353,406	$7,900,499

Tax return of capital	—	—	—	—	62,348	—

The tax character of distributions paid during the fiscal period ended December 31, 2007 was as follows:

		Equity	Growth and
	Balanced	Growth	Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Distributions paid from:
Ordinary income	$18,410,405	$31,307,469	$98,994,761	$86,548,105	$677,788	$1,635,489
Net long-term capital gains	18,657,040	45,240,707	78,919,596	88,585,875	—	—

Total taxable distributions	$37,067,445	$76,548,176	$177,914,357	$175,133,980	$677,788	$1,635,489

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

6. TAX INFORMATION (continued)

As of December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	Balanced	Equity Growth	Growth and Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Undistributed ordinary income — net	$1,322,604	$115,256	$3,501,751	$1,071,516	$—	$21,963
Undistributed long-term capital gains	—	—	—	—	—	889,975

Total undistributed earnings	$1,322,604	$115,256	$3,501,751	$1,071,516	$—	$911,938
Capital loss carryforward:*
Expiring 2009	—	—	—	(406,267)	—	—
Expiring 2016	(2,721,819)	(46,668,527)	(142,648,691)	(144,662,145)	(1,162,324)	—

Total capital loss carryforward	$(2,721,819)	$(46,668,527)	$(142,648,691)	$(145,068,412)	$(1,162,324)	$—
Timing differences (Significant ownership deferred losses/post October losses)	(6,030,149)	(14,958,901)	(80,581,721)	(95,459,268)	—	(8,370,784)
Unrealized losses — net	(197,440,882)	(420,135,419)	(983,723,393)	(995,872,751)	(6,784,510)	(109,699,447)

Total accumulated losses — net	$(204,870,246)	$(481,647,591)	$(1,203,452,054)	$(1,235,328,915)	$(7,946,834)	$(117,158,293)

*	Expiration occurs on December 31 of the year indicated. Due to fund mergers, utilization of these losses may be substantially limited under the Code.

At December 31, 2008, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced	Equity Growth	Growth and Income	Growth	Income	Satellite
	Strategy	Strategy	Strategy	Strategy	Strategies	Strategies

Tax Cost	$891,989,378	$970,301,050	$3,049,807,038	$2,540,319,287	$22,999,931	$248,609,738

Gross unrealized gain	9,428,259	—	2,033,104	42,499	14,974	—
Gross unrealized loss	(206,869,141)	(420,135,419)	(985,756,497)	(995,915,250)	(6,799,484)	(109,699,447)

Net unrealized security loss	$(197,440,882)	$(420,135,419)	$(983,723,393)	$(995,872,751)	$(6,784,510)	$(109,699,447)

The difference between book-basis and tax-basis unrealized losses is attributable primarily to wash sales and differences related to the tax treatment of return of capital distributions from Underlying Fund investments as of the most recent fiscal year end.

In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the difference in the tax treatment of certain non-deductible expenses, expiring capital loss carryforwards, short-term capital distributions from Underlying Funds, return of capital distributions from Underlying Funds and dividend redesignations.

			Accumulated
		Accumulated net	undistributed net
Portfolio	Paid In-Capital	realized loss	investment income

Balanced Strategy	$—	$(1,669,192)	$1,669,192

Equity Growth Strategy	—	(2,929,940)	2,929,940

Growth and Income Strategy	(18,771)	(6,855,814)	6,874,585

Growth Strategy	(446,092)	(6,403,018)	6,849,110

Income Strategies	(976)	(14,486)	15,462

Satellite Strategies	(1,428)	(2,035,158)	2,036,586

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2008

7. OTHER RISKS

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Portfolios that have not yet occurred. However, the Portfolios believe the risk of loss under these arrangements to be remote.

Market and Credit Risks — In the normal course of business, the Portfolios trade underlying funds and other financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Portfolios may also be exposed to credit risk in the event of the failure of an issuer to perform or that an institution or entity with which the Portfolios have unsettled or open transaction defaults.

Portfolio’s Shareholder Concentration — The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of each Underlying Fund’s net assets. As of December 31, 2008, certain Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds, as follows:

	Balanced	Equity Growth	Growth and	Growth	Income	Satellite
Underlying Funds	Strategy	Strategy	Income Strategy	Strategy	Strategies	Strategies

Goldman Sachs Commodity Strategy	6%	8%	21%	17%	—%	12%

Goldman Sachs Concentrated Emerging Markets Equity	—	—	—	—	—	71

Goldman Sachs Core Fixed Income	—	—	6	—	—	—

Goldman Sachs Emerging Markets Equity	—	5	13	12	—	—

Goldman Sachs Emerging Markets Debt	7	—	23	19	—	11

Goldman Sachs Global Income	11	—	54	8	—	—

Goldman Sachs International Equity Dividend and Premium	—	—	—	—	9	—

Goldman Sachs International Small Cap	—	—	—	—	—	31

Goldman Sachs International Real Estate Securities	—	—	8	7	—	6

Goldman Sachs Local Emerging Markets Debt	9	—	29	24	—	15

Goldman Sachs Real Estate Securities	—	—	6	5	—	—

Goldman Sachs Short Duration Government	16	—	—	—	—	—

Goldman Sachs Structured Emerging Markets Equity	8	14	38	34	—	—

Goldman Sachs Structured International Equity	—	9	18	20	—	—

Goldman Sachs Structured International Small Cap	9	9	29	24	—	—

Goldman Sachs Structured Large Cap Growth	—	11	23	27	—	—

Goldman Sachs Structured Large Cap Value	—	11	23	27	—	—

Goldman Sachs Structured Small Cap Equity	7	10	28	24	—	—

As of December 31, 2008, the Goldman Sachs Group, Inc. was the beneficial owner of 46% of the outstanding Shares of the Income Strategies Portfolio.

As of December 31, 2008, the Goldman Sachs Philanthropy Fund was the beneficial owner of 11% of the outstanding Shares of the Balanced Strategy Portfolio.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. OTHER MATTERS

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Conservative Allocation, AXA Enterprise Moderate Allocation, AXA Enterprise Moderate-Plus Allocation and AXA Enterprise Aggressive Allocation Funds by the Goldman Sachs Balanced Strategy, Equity Growth Strategy, Growth and Income Strategy and Growth Strategy Portfolios, respectively. The reorganization was completed on June 25, 2007 as of the close of business on June 22, 2007.

Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Conservative Allocation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Goldman Sachs Balanced Strategy Portfolio’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Balanced Strategy Class A/
AXA Enterprise Conservative Allocation Class A	546,094	$6,334,713	619,566

Balanced Strategy Class B/
AXA Enterprise Conservative Allocation Class B	104,755	1,213,052	118,671

Balanced Strategy Class C/
AXA Enterprise Conservative Allocation Class C	100,394	1,162,569	113,805

Balanced Strategy Institutional Class/
AXA Enterprise Conservative Allocation Class Y	877	10,194	1,000

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s
	Net Assets before	Net Assets before	immediately after	Unrealized
Fund	reorganization	reorganization	reorganization	Appreciation

Balanced Strategy/
AXA Enterprise Conservative Allocation	$580,356,272	$8,720,528	$589,076,800	$82,579

Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Aggressive Allocation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Goldman Sachs Equity Growth Strategy Portfolio’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Equity Growth Strategy Class A/
AXA Enterprise Aggressive Allocation Class A	1,043,471	$18,020,778	1,456,257

Equity Growth Strategy Class B/
AXA Enterprise Aggressive Allocation Class B	455,756	7,601,980	615,154

Equity Growth Strategy Class C/
AXA Enterprise Aggressive Allocation Class C	482,920	8,021,274	649,866

Equity Growth Strategy Institutional Class/
AXA Enterprise Aggressive Allocation Class Y	18,194	317,855	25,775

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2008

8. OTHER MATTERS (continued)

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s
	Net Assets before	Net Assets before	immediately after	Unrealized
Fund	reorganization	reorganization	reorganization	Appreciation

Equity Growth Strategy/
AXA Enterprise Aggressive Allocation	$942,760,301	$33,961,887	$976,722,188	$2,614,275

Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Moderate Allocation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Goldman Sachs Growth and Income Strategy Portfolio’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares of	Value of Exchanged	Shares Outstanding
Survivor/Acquired Fund	Survivor Issued	Shares	as of June 22, 2007

Growth and Income Strategy Class A/
AXA Enterprise Moderate Allocation Class A	1,549,834	$21,031,269	1,930,996

Growth and Income Strategy Class B/
AXA Enterprise Moderate Allocation Class B	528,808	7,149,450	656,995

Growth and Income Strategy Class C/
AXA Enterprise Moderate Allocation Class C	318,469	4,296,169	394,729

Growth and Income Strategy Institutional Class/
AXA Enterprise Moderate Allocation Class Y	1,782	24,270	2,233

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s
	Net Assets before	Net Assets before	immediately after	Unrealized
Fund	reorganization	reorganization	reorganization	Appreciation

Growth and Income Strategy/
AXA Enterprise Moderate Allocation	$3,065,712,290	$32,501,158	$3,098,213,448	$1,385,968

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. OTHER MATTERS (continued)

Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Moderate-Plus Allocation Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were reorganized into the Goldman Sachs Growth Strategy Portfolio’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Growth Strategy Class A/
AXA Enterprise Moderate-Plus Allocation Class A	6,114,281	$94,770,855	11,012,498

Growth Strategy Class B/
AXA Enterprise Moderate-Plus Allocation Class B	2,573,356	39,758,497	4,730,998

Growth Strategy Class C/
AXA Enterprise Moderate-Plus Allocation Class C	791,574	12,134,800	1,449,627

Growth Strategy Institutional Class/
AXA Enterprise Moderate-Plus Allocation Class Y	45,741	712,630	82,439

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized appreciation.

Survivor Fund’s
	Survivor Fund’s	Acquired Fund’s	Aggregate
	Aggregate	Aggregate	Net Assets	Acquired Fund’s
	Net Assets before	Net Assets before	immediately after	Unrealized
Fund	reorganization	reorganization	reorganization	Appreciation

Growth Strategy/
AXA Enterprise Moderate-Plus Allocation	$2,727,136,387	$147,376,782	$2,874,513,169	$11,887,456

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2008

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Year Ended		For the Year Ended
	December 31, 2008		December 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	30,452,381	$302,155,245	17,911,903	$206,001,283
Shares issued in connection with merger	—	—	546,094	6,334,713
Reinvestment of distributions	1,917,402	17,045,975	1,648,197	18,261,642
Shares converted from Class B(a)	184,545	1,824,058	106,563	1,228,472
Shares redeemed	(21,610,020)	(207,311,159)	(7,326,499)	(84,237,915)

	10,944,308	113,714,119	12,886,258	147,588,195

Class B Shares
Shares sold	1,651,789	16,801,853	1,091,627	12,539,415
Shares issued in connection with merger	—	—	104,755	1,213,052
Reinvestment of distributions	154,268	1,355,593	158,632	1,751,841
Shares converted to Class A(a)	(184,855)	(1,824,058)	(106,725)	(1,228,472)
Shares redeemed	(1,230,173)	(12,059,909)	(565,327)	(6,495,309)

	391,029	4,273,479	682,962	7,780,527

Class C Shares
Shares sold	6,879,922	68,737,330	7,606,018	87,359,876
Shares issued in connection with merger	—	—	100,394	1,162,569
Reinvestment of distributions	438,050	3,844,325	437,133	4,826,488
Shares redeemed	(6,120,163)	(59,516,544)	(2,012,841)	(23,069,571)

	1,197,809	13,065,111	6,130,704	70,279,362

Institutional Shares
Shares sold	18,215,549	181,274,918	5,559,443	63,558,904
Shares issued in connection with merger	—	—	877	10,194
Reinvestment of distributions	598,531	5,427,175	652,811	7,239,831
Shares redeemed	(12,071,396)	(115,423,179)	(2,642,445)	(30,457,141)

	6,742,684	71,278,914	3,570,686	40,351,788

Service Shares
Shares sold	344,805	3,298,817	621,856	7,029,297
Reinvestment of distributions	3,911	34,502	3,862	43,074
Shares redeemed	(359,552)	(3,304,560)	(400,731)	(4,625,530)

	(10,836)	28,759	224,987	2,446,841

Class IR Shares(b)
Shares sold	—	—	860	10,000
Reinvestment of distributions	48	435	40	438

	48	435	900	10,438

Class R Shares(b)
Shares sold	1,615	15,515	860	10,000
Reinvestment of distributions	97	826	40	434
Shares redeemed	(9)	(77)	—	—

	1,703	16,264	900	10,434

NET INCREASE (DECREASE)	19,266,745	$202,377,081	23,497,397	$268,467,585

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Equity Growth Strategy Portfolio				Growth & Income Strategy Portfolio

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
December 31, 2008		December 31, 2007		December 31, 2008		December 31, 2007

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

12,059,244	$154,987,195	24,512,984	$413,567,883	48,383,463	$548,376,216	83,136,396	$1,113,078,429
—	—	1,043,471	18,020,778	—	—	1,549,834	21,031,269
3,594,705	28,182,508	2,535,081	38,786,737	10,739,289	92,172,842	7,961,551	101,815,919
144,610	1,861,573	188,148	3,201,160	352,335	3,998,749	509,829	6,865,746
(18,814,832)	(226,310,106)	(8,336,226)	(140,777,290)	(71,923,631)	(758,044,240)	(30,055,038)	(402,387,318)

(3,016,273)	(41,278,830)	19,943,458	332,799,268	(12,448,544)	(113,496,433)	63,102,572	840,404,045

750,369	9,238,515	1,456,599	23,688,753	2,580,577	29,290,410	5,283,762	70,510,052
—	—	455,756	7,601,980	—	—	528,808	7,149,450
354,555	2,683,977	242,333	3,584,111	813,340	6,756,024	572,275	7,266,850
(150,191)	(1,861,573)	(194,930)	(3,201,160)	(353,651)	(3,998,749)	(511,729)	(6,865,746)
(883,689)	(10,502,207)	(490,276)	(7,968,363)	(3,601,771)	(37,995,251)	(1,570,396)	(21,017,655)

71,044	(441,288)	1,469,482	23,705,321	(561,505)	(5,947,566)	4,302,720	57,042,951

5,351,059	64,164,839	12,467,337	201,349,031	13,575,014	150,578,831	30,795,997	409,859,132
—	—	482,920	8,021,274	—	—	318,469	4,296,169
1,648,815	12,438,861	1,073,251	15,798,269	2,622,814	21,746,376	1,846,003	23,373,010
(7,689,007)	(89,051,771)	(2,868,895)	(46,429,839)	(20,505,138)	(215,416,402)	(6,500,117)	(86,707,135)

(689,133)	(12,448,071)	11,154,613	178,738,735	(4,307,310)	(43,091,195)	26,460,352	350,821,176

1,362,492	16,460,924	3,471,275	59,304,228	14,643,780	172,925,506	25,136,947	338,562,413
—	—	18,194	317,855	—	—	1,782	24,270
494,709	3,918,084	320,297	4,958,199	2,623,542	22,980,629	1,825,543	23,472,425
(1,830,607)	(20,864,525)	(572,034)	(9,794,545)	(15,923,183)	(167,220,782)	(12,521,265)	(167,340,088)

26,594	(485,517)	3,237,732	54,785,737	1,344,139	28,685,353	14,443,007	194,719,020

205,041	2,401,275	424,153	7,108,832	382,547	4,216,269	774,099	10,158,693
13,713	106,417	16,466	249,945	38,133	324,903	30,166	385,200
(226,452)	(2,899,991)	(105,175)	(1,766,674)	(354,969)	(3,914,453)	(281,898)	(3,779,647)

(7,698)	(392,299)	335,444	5,592,103	65,711	626,719	522,367	6,764,246

—	—	585	10,000	—	—	735	10,000
77	600	48	727	64	546	36	462

77	600	633	10,727	64	546	771	10,462

—	—	586	10,000	1,768	21,356	735	10,000
72	560	47	723	174	1,414	36	458
—	—	—	—	(10)	(89)	—	—

72	560	633	10,723	1,932	22,681	771	10,458

(3,615,317)	$(55,044,845)	36,141,995	$595,642,614	(15,905,513)	$(133,199,895)	108,832,560	$1,449,772,358

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued)
December 31, 2008

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Growth Strategy Portfolio

	For the Year Ended		For the Year Ended
	December 31, 2008		December 31, 2007

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	26,862,634	$329,417,542	61,530,716	$934,429,977
Shares issued in connection with merger	—	—	6,114,281	94,770,855
Reinvestment of distributions	9,826,241	75,565,627	6,576,357	92,660,859
Shares converted from Class B(a)	556,653	6,654,858	706,376	10,806,531
Shares redeemed	(51,191,488)	(583,315,771)	(21,728,171)	(331,245,350)

	(13,945,960)	(171,677,744)	53,199,559	801,422,872

Class B Shares
Shares sold	1,868,358	22,688,617	5,187,657	78,534,660
Shares issued in connection with merger	—	—	2,573,356	39,758,497
Reinvestment of distributions	1,082,537	8,355,770	721,601	10,167,398
Shares converted to Class A(a)	(559,122)	(6,654,858)	(709,259)	(10,806,531)
Shares redeemed	(3,782,875)	(43,426,588)	(1,849,959)	(28,037,439)

	(1,391,102)	(19,037,059)	5,923,396	89,616,585

Class C Shares
Shares sold	11,574,446	135,723,918	33,407,788	500,987,731
Shares issued in connection with merger	—	—	791,574	12,134,800
Reinvestment of distributions	3,784,655	28,991,193	2,449,033	34,213,133
Shares redeemed	(23,048,878)	(259,618,036)	(7,162,612)	(107,749,966)

	(7,689,777)	(94,902,925)	29,485,783	439,585,698

Institutional Shares
Shares sold	8,049,512	102,341,588	13,619,613	211,946,017
Shares issued in connection with merger	—	—	45,741	712,630
Reinvestment of distributions	1,637,018	12,605,038	918,023	12,980,722
Shares redeemed	(11,608,467)	(122,572,382)	(12,271,988)	(186,205,539)

	(1,921,937)	(7,625,756)	2,311,389	39,433,830

Service Shares(b)
Shares sold	553,319	6,921,790	1,138,184	16,936,603
Reinvestment of distributions	62,313	477,318	45,522	639,136
Shares redeemed	(757,931)	(9,358,434)	(236,945)	(3,577,225)

	(142,299)	(1,959,326)	946,761	13,998,514

Class IR Shares(c)
Shares sold	—	—	649	10,000
Reinvestment of distributions	77	586	43	601
Shares redeemed	—	—	—	—

	77	586	692	10,601

Class R Shares(c)
Shares sold	3,015	32,972	649	10,000
Reinvestment of distributions	409	3,105	42	597
Shares redeemed	(17)	(155)	—	—

	3,407	35,922	691	10,597

NET INCREASE (DECREASE)	(25,087,591)	$(295,166,302)	91,868,271	$1,384,078,697

(a)	Class B Shares will automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Portfolio or another Goldman Sachs Fund.
(b)	Satellite Strategies Portfolio Service Shares commenced operations on August 29, 2008.
(c)	Commenced operations on November 30, 2007.
(d)	Income Strategies and Satellite Strategies Portfolios commenced operations on March 30, 2007.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Income Strategies Portfolio				Satellite Strategies Portfolio

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
December 31, 2008		December 31, 2007(d)		December 31, 2008		December 31, 2007(d)

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

582,295	$4,787,115	740,818	$7,519,891	14,206,173	$134,793,265	2,861,084	$29,794,598
—	—	—	—	—	—	—	—
46,740	338,055	10,220	100,924	427,180	2,750,286	46,995	471,644
—	—	—	—	—	—	—	—
(433,941)	(3,618,382)	(138,816)	(1,391,171)	(7,057,628)	(52,430,065)	(92,536)	(960,545)

195,094	1,506,788	612,222	6,229,644	7,575,725	85,113,486	2,815,543	29,305,697

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

273,386	2,233,075	306,967	3,104,007	4,161,616	39,616,390	1,320,125	13,731,879
—	—	—	—	—	—	—	—
24,258	175,157	5,879	57,939	144,639	876,581	20,389	203,769
(115,760)	(940,597)	(8,907)	(89,489)	(815,521)	(5,718,462)	(29,643)	(313,082)

181,884	1,467,635	303,939	3,072,457	3,490,734	34,774,509	1,310,871	13,622,566

71,106	660,672	1,190,865	11,927,310	11,197,291	98,152,887	2,329,621	23,615,034
—	—	—	—	—	—	—	—
93,129	700,468	37,990	377,087	284,111	1,766,675	54,626	550,647
(240,481)	(1,844,111)	(5,255)	(52,504)	(3,040,367)	(19,967,170)	(1,070,604)	(10,898,979)

(76,246)	(482,971)	1,223,600	12,251,893	8,441,035	79,952,392	1,313,643	13,266,702

—	—	—	—	49,184	368,897	—	—
—	—	—	—	26	148	—	—
—	—	—	—	(9,247)	(52,269)	—	—

—	—	—	—	39,963	316,776	—	—

—	—	1,003	10,000	235	2,500	951	10,000
90	665	16	154	45	307	26	257
—	—	—	—	(502)	(4,885)	—	—

90	665	1,019	10,154	(222)	(2,078)	977	10,257

—	—	1,003	10,000	2,917	25,630	952	10,000
82	617	15	150	170	1,029	25	253
—	—	—	—	(269)	(2,507)	—	—

82	617	1,018	10,150	2,818	24,152	977	10,253

300,904	$2,492,734	2,141,798	$21,574,298	19,550,053	$200,179,237	5,442,011	$56,215,475

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2008 - A	$11.08	$0.30	$(2.54)	$(2.24)	$(0.30)	$(0.15)	$(0.45)
2008 - B	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - C	11.08	0.22	(2.53)	(2.31)	(0.23)	(0.15)	(0.38)
2008 - Institutional	11.09	0.35	(2.56)	(2.21)	(0.34)	(0.15)	(0.49)
2008 - Service	11.10	0.30	(2.55)	(2.25)	(0.29)	(0.15)	(0.44)
2008 - IR	11.07	0.32	(2.53)	(2.21)	(0.33)	(0.15)	(0.48)
2008 - R	11.07	0.34	(2.60)	(2.26)	(0.28)	(0.15)	(0.43)

2007 - A	11.21	0.33	0.20	0.53	(0.34)	(0.32)	(0.66)
2007 - B	11.21	0.24	0.20	0.44	(0.25)	(0.32)	(0.57)
2007 - C	11.21	0.25	0.19	0.44	(0.25)	(0.32)	(0.57)
2007 - Institutional	11.22	0.37	0.20	0.57	(0.38)	(0.32)	(0.70)
2007 - Service	11.23	0.28	0.23	0.51	(0.32)	(0.32)	(0.64)
2007 - IR (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)
2007 - R (Commenced November 30, 2007)	11.63	0.11	(0.16)	(0.05)	(0.19)	(0.32)	(0.51)

2006 - A	10.89	0.29	0.89	1.18	(0.34)	(0.52)	(0.86)
2006 - B	10.89	0.19	0.91	1.10	(0.26)	(0.52)	(0.78)
2006 - C	10.90	0.21	0.88	1.09	(0.26)	(0.52)	(0.78)
2006 - Institutional	10.89	0.31	0.93	1.24	(0.39)	(0.52)	(0.91)
2006 - Service	10.91	0.29	0.88	1.17	(0.33)	(0.52)	(0.85)

2005 - A	10.79	0.28	0.32	0.60	(0.22)	(0.28)	(0.50)
2005 - B	10.78	0.17	0.36	0.53	(0.14)	(0.28)	(0.42)
2005 - C	10.80	0.19	0.33	0.52	(0.14)	(0.28)	(0.42)
2005 - Institutional	10.78	0.32	0.33	0.65	(0.26)	(0.28)	(0.54)
2005 - Service	10.80	0.23	0.37	0.60	(0.21)	(0.28)	(0.49)

2004 - A	10.00	0.25	0.77	1.02	(0.23)	—	(0.23)
2004 - B	10.00	0.16	0.77	0.93	(0.15)	—	(0.15)
2004 - C	10.01	0.17	0.77	0.94	(0.15)	—	(0.15)
2004 - Institutional	10.00	0.28	0.77	1.05	(0.27)	—	(0.27)
2004 - Service	10.01	0.23	0.77	1.00	(0.21)	—	(0.21)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(c)	(in 000s)	net assets(d)		net assets(b)		net assets(d)		net assets(b)		rate

$8.39	(20.35)%	$368,640	0.59%		2.97%		0.65%		2.91%		52%
8.39	(20.96)	34,376	1.34		2.15		1.40		2.09		52
8.39	(20.96)	130,433	1.34		2.15		1.40		2.09		52
8.39	(20.10)	155,233	0.19		3.54		0.25		3.48		52
8.41	(20.42)	4,433	0.69		2.93		0.75		2.87		52
8.38	(20.17)	8	0.34		3.15		0.40		3.09		52
8.38	(20.57)	22	0.84		3.52		0.90		3.46		52

11.08	4.66	365,794	0.59		2.91		0.66		2.84		34
11.08	3.96	41,072	1.34		2.05		1.41		1.98		34
11.08	3.92	159,007	1.34		2.18		1.41		2.11		34
11.09	5.15	130,286	0.19		3.20		0.26		3.13		34
11.10	4.61	5,973	0.70		2.44		0.77		2.37		34
11.07	(0.38)	10	0.34	(e)	0.96	(f)	0.35	(e)	0.95	(f)	34
11.07	(0.43)	10	0.84	(e)	1.00	(f)	0.85	(e)	0.99	(f)	34

11.21	11.09	225,576	0.59		2.60		0.68		2.51		89
11.21	10.16	33,894	1.34		1.70		1.43		1.61		89
11.21	10.22	92,178	1.34		1.86		1.43		1.77		89
11.22	11.50	91,738	0.19		2.77		0.28		2.68		89
11.23	10.87	3,514	0.69		2.54		0.78		2.45		89

10.89	5.63	108,661	0.59		2.50		0.77		2.32		90
10.89	4.93	31,648	1.34		1.60		1.53		1.41		90
10.90	4.87	42,448	1.34		1.69		1.52		1.51		90
10.89	6.12	118,291	0.19		2.83		0.33		2.69		90
10.91	5.59	1,798	0.69		2.14		0.88		1.95		90

10.79	10.28	53,944	0.58		2.42		0.99		2.01		52
10.78	9.36	28,265	1.33		1.61		1.74		1.20		52
10.80	9.48	25,835	1.33		1.64		1.74		1.23		52
10.78	10.60	47,030	0.18		2.75		0.59		2.34		52
10.80	10.15	2,106	0.68		2.27		1.09		1.86		52

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	(loss)(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2008 - A	$15.63	$0.19	$(6.87)	$(6.68)	$(0.25)	$(0.66)	$(0.91)
2008 - B	15.10	0.10	(6.61)	(6.51)	(0.16)	(0.66)	(0.82)
2008 - C	15.03	0.10	(6.58)	(6.48)	(0.16)	(0.66)	(0.82)
2008 - Institutional	15.81	0.26	(6.98)	(6.72)	(0.31)	(0.66)	(0.97)
2008 - Service	15.50	0.19	(6.83)	(6.64)	(0.24)	(0.66)	(0.90)
2008 - IR	15.57	0.24	(6.88)	(6.64)	(0.29)	(0.66)	(0.95)
2008 - R	15.57	0.19	(6.87)	(6.68)	(0.22)	(0.66)	(0.88)

2007 - A	16.04	0.29	0.48	0.77	(0.49)	(0.69)	(1.18)
2007 - B	15.55	0.14	0.48	0.62	(0.39)	(0.69)	(1.08)
2007 - C	15.48	0.15	0.48	0.63	(0.39)	(0.69)	(1.08)
2007 - Institutional	16.20	0.45	0.40	0.85	(0.55)	(0.69)	(1.24)
2007 - Service	15.92	0.28	0.47	0.75	(0.48)	(0.69)	(1.17)
2007 - IR (Commenced November 30, 2007)	17.08	0.27	(0.54)	(0.27)	(0.55)	(0.69)	(1.24)
2007 - R (Commenced November 30, 2007)	17.08	0.26	(0.54)	(0.28)	(0.55)	(0.69)	(1.24)

2006 - A	13.82	0.15	2.70	2.85	(0.25)	(0.38)	(0.63)
2006 - B	13.42	(0.01)	2.65	2.64	(0.13)	(0.38)	(0.51)
2006 - C	13.40	0.03	2.60	2.63	(0.17)	(0.38)	(0.55)
2006 - Institutional	13.94	0.20	2.73	2.93	(0.29)	(0.38)	(0.67)
2006 - Service	13.75	0.26	2.55	2.81	(0.26)	(0.38)	(0.64)

2005 - A	12.30	0.06	1.48	1.54	(0.02)	—	(0.02)
2005 - B	12.01	(0.05)	1.46	1.41	—	—	—
2005 - C	11.99	(0.04)	1.45	1.41	—	—	—
2005 - Institutional	12.40	0.16	1.45	1.61	(0.07)	—	(0.07)
2005 - Service	12.24	0.05	1.47	1.52	(0.01)	—	(0.01)

2004 - A	10.36	0.05	1.91	1.96	(0.02)	—	(0.02)
2004 - B	10.18	(0.04)	1.87	1.83	—	—	—
2004 - C	10.17	(0.03)	1.85	1.82	—	—	—
2004 - Institutional	10.43	0.08	1.95	2.03	(0.06)	—	(0.06)
2004 - Service	10.32	0.04	1.89	1.93	(0.01)	—	(0.01)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EQUITY GROWTH STRATEGY PORTFOLIO

						Ratios assuming no
						expense reductions
					Ratio of			Ratio of
		Net assets,	Ratio of		net investment	Ratio of		net investment
Net asset		end of	net expenses		income (loss)	total expenses		income (loss)	Portfolio
value, end	Total	year	to average		to average	to average		to average	turnover
of year	return(c)	(in 000s)	net assets(d)		net assets(b)	net assets(d)		net assets(b)	rate

$8.04	(42.52)%	$300,859	0.59%		1.43%	0.66%		1.36%	22%
7.77	(42.91)	31,403	1.34		0.80	1.41		0.73	22
7.73	(42.93)	170,281	1.34		0.76	1.41		0.69	22
8.12	(42.28)	39,471	0.19		2.01	0.26		1.94	22
7.96	(42.59)	4,069	0.69		1.48	0.76		1.41	22
7.98	(42.41)	6	0.34		1.87	0.41		1.80	22
8.01	(42.64)	6	0.84		1.43	0.91		1.36	22

15.63	4.97	631,909	0.60		1.70	0.64		1.66	33
15.10	4.16	59,979	1.35		0.86	1.39		0.82	33
15.03	4.23	341,389	1.35		0.94	1.39		0.90	33
15.81	5.41	76,432	0.20		2.66	0.24		2.62	33
15.50	4.88	8,039	0.70		1.68	0.74		1.64	33
15.57	(1.41)	10	0.34	(e)	1.64 (f)	0.35	(e)	1.63 (f)	33
15.57	(1.46)	10	0.84	(e)	1.59 (f)	0.85	(e)	1.58 (f)	33

16.04	20.64	328,625	0.59		1.01	0.68		0.92	35
15.55	19.71	38,904	1.34		(0.05)	1.43		(0.14)	35
15.48	19.68	178,989	1.34		0.24	1.43		0.15	35
16.20	21.05	25,864	0.19		1.29	0.28		1.20	35
15.92	20.50	2,917	0.69		1.71	0.78		1.62	35

13.82	12.55	111,758	0.59		0.50	0.82		0.27	32
13.42	11.74	30,069	1.34		(0.38)	1.58		(0.62)	32
13.40	11.76	65,904	1.34		(0.30)	1.57		(0.53)	32
13.94	12.96	15,256	0.19		1.21	0.40		1.00	32
13.75	12.44	354	0.69		0.39	0.91		0.17	32

12.30	18.91	70,961	0.58		0.43	0.99		0.02	36
12.01	17.98	27,582	1.33		(0.38)	1.74		(0.79)	36
11.99	17.90	44,582	1.33		(0.31)	1.74		(0.72)	36
12.40	19.46	4,247	0.18		0.74	0.59		0.33	36
12.24	18.73	165	0.68		0.37	1.09		(0.04)	36

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from			Distributions
		investment operations			to shareholders
	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(a)(b)	gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2008 - A	$12.88	$0.28	$(4.38)	$(4.10)	$(0.32)	$(0.35)	$(0.67)
2008 - B	12.85	0.20	(4.36)	(4.16)	(0.24)	(0.35)	(0.59)
2008 - C	12.81	0.20	(4.35)	(4.15)	(0.24)	(0.35)	(0.59)
2008 - Institutional	12.92	0.33	(4.39)	(4.06)	(0.37)	(0.35)	(0.72)
2008 - Service	12.86	0.29	(4.39)	(4.10)	(0.31)	(0.35)	(0.66)
2008 - IR	12.87	0.33	(4.40)	(4.07)	(0.35)	(0.35)	(0.70)
2008 - R	12.87	0.26	(4.38)	(4.12)	(0.30)	(0.35)	(0.65)

2007 - A	12.95	0.31	0.34	0.65	(0.41)	(0.31)	(0.72)
2007 - B	12.92	0.21	0.35	0.56	(0.32)	(0.31)	(0.63)
2007 - C	12.89	0.22	0.33	0.55	(0.32)	(0.31)	(0.63)
2007 - Institutional	12.98	0.36	0.35	0.71	(0.46)	(0.31)	(0.77)
2007 - Service	12.92	0.27	0.38	0.65	(0.40)	(0.31)	(0.71)
2007 - IR (Commenced November 30, 2007)	13.61	0.16	(0.27)	(0.11)	(0.32)	(0.31)	(0.63)
2007 - R (Commenced November 30, 2007)	13.61	0.16	(0.28)	(0.12)	(0.31)	(0.31)	(0.62)

2006 - A	12.18	0.26	1.42	1.68	(0.33)	(0.58)	(0.91)
2006 - B	12.16	0.14	1.44	1.58	(0.24)	(0.58)	(0.82)
2006 - C	12.14	0.17	1.41	1.58	(0.25)	(0.58)	(0.83)
2006 - Institutional	12.21	0.30	1.43	1.73	(0.38)	(0.58)	(0.96)
2006 - Service	12.16	0.23	1.43	1.66	(0.32)	(0.58)	(0.90)

2005 - A	11.46	0.33	0.69	1.02	(0.24)	(0.06)	(0.30)
2005 - B	11.45	0.19	0.73	0.92	(0.15)	(0.06)	(0.21)
2005 - C	11.43	0.21	0.72	0.93	(0.16)	(0.06)	(0.22)
2005 - Institutional	11.49	0.42	0.64	1.06	(0.28)	(0.06)	(0.34)
2005 - Service	11.44	0.26	0.75	1.01	(0.23)	(0.06)	(0.29)

2004 - A	10.17	0.22	1.28	1.50	(0.21)	—	(0.21)
2004 - B	10.15	0.13	1.30	1.43	(0.13)	—	(0.13)
2004 - C	10.14	0.13	1.29	1.42	(0.13)	—	(0.13)
2004 - Institutional	10.19	0.26	1.29	1.55	(0.25)	—	(0.25)
2004 - Service	10.15	0.21	1.28	1.49	(0.20)	—	(0.20)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(c)	(in 000s)	net assets(d)		net assets(b)		net assets(d)		net assets(b)		rate

$8.11	(31.94)%	$1,214,344	0.59%		2.49%		0.63%		2.45%		39%
8.10	(32.40)	107,669	1.34		1.79		1.38		1.75		39
8.07	(32.42)	441,004	1.34		1.76		1.38		1.72		39
8.14	(31.63)	285,106	0.19		2.90		0.23		2.86		39
8.10	(31.98)	8,051	0.69		2.60		0.73		2.56		39
8.10	(31.79)	7	0.34		2.89		0.38		2.85		39
8.10	(32.12)	22	0.84		2.29		0.88		2.25		39

12.88	5.12	2,088,839	0.59		2.34		0.61		2.32		36
12.85	4.37	178,132	1.34		1.54		1.36		1.52		36
12.81	4.35	755,381	1.34		1.63		1.36		1.61		36
12.92	5.49	435,385	0.19		2.68		0.21		2.66		36
12.86	5.08	11,941	0.70		2.04		0.72		2.02		36
12.87	(0.74)	10	0.34	(e)	1.24	(f)	0.34	(e)	1.24	(f)	36
12.87	(0.79)	10	0.84	(e)	1.20	(f)	0.84	(e)	1.20	(f)	36

12.95	13.95	1,282,452	0.59		2.02		0.63		1.98		84
12.92	13.05	123,497	1.34		1.10		1.38		1.06		84
12.89	13.06	418,813	1.34		1.31		1.38		1.27		84
12.98	14.41	249,858	0.19		2.30		0.23		2.26		84
12.92	13.76	5,248	0.69		1.82		0.73		1.78		84

12.18	8.99	496,785	0.59		2.73		0.71		2.61		53
12.16	8.09	93,433	1.34		1.61		1.46		1.49		53
12.14	8.15	149,581	1.34		1.78		1.46		1.66		53
12.21	9.37	175,272	0.19		3.37		0.28		3.28		53
12.16	8.87	3,245	0.69		2.25		0.82		2.12		53

11.46	14.85	203,730	0.57		2.05		0.88		1.74		53
11.45	14.11	79,369	1.32		1.19		1.63		0.88		53
11.43	14.05	84,937	1.32		1.25		1.63		0.94		53
11.49	15.35	19,448	0.17		2.41		0.48		2.10		53
11.44	14.77	2,801	0.67		1.96		0.98		1.65		53

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders
	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of year	income(b)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED DECEMBER 31,

2008 - A	$14.35	$0.28		$(5.95)	$(5.67)	$(0.31)	$(0.50)	$(0.81)
2008 - B	14.34	0.18		(5.91)	(5.73)	(0.21)	(0.50)	(0.71)
2008 - C	14.22	0.17		(5.85)	(5.68)	(0.21)	(0.50)	(0.71)
2008 - Institutional	14.41	0.31		(5.97)	(5.66)	(0.37)	(0.50)	(0.87)
2008 - Service	14.29	0.27		(5.93)	(5.66)	(0.29)	(0.50)	(0.79)
2008 - IR	14.29	0.30		(5.93)	(5.63)	(0.35)	(0.50)	(0.85)
2008 - R	14.29	0.27		(5.94)	(5.67)	(0.34)	(0.50)	(0.84)

2007 - A	14.57	0.30	(a)	0.35	0.65	(0.45)	(0.42)	(0.87)
2007 - B	14.58	0.18	(a)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - C	14.46	0.18	(a)	0.35	0.53	(0.35)	(0.42)	(0.77)
2007 - Institutional	14.61	0.33	(a)	0.39	0.72	(0.50)	(0.42)	(0.92)
2007 - Service	14.53	0.32	(a)	0.31	0.63	(0.45)	(0.42)	(0.87)
2007 - IR (Commenced November 30, 2007)	15.41	0.22	(a)	(0.41)	(0.19)	(0.51)	(0.42)	(0.93)
2007 - R (Commenced November 30, 2007)	15.41	0.21	(a)	(0.41)	(0.20)	(0.50)	(0.42)	(0.92)

2006 - A	13.00	0.22	(a)	2.00	2.22	(0.26)	(0.39)	(0.65)
2006 - B	13.02	0.08	(a)	2.03	2.11	(0.16)	(0.39)	(0.55)
2006 - C	12.94	0.11	(a)	1.99	2.10	(0.19)	(0.39)	(0.58)
2006 - Institutional	13.02	0.27	(a)	2.01	2.28	(0.30)	(0.39)	(0.69)
2006 - Service	12.95	0.17	(a)	2.04	2.21	(0.24)	(0.39)	(0.63)

2005 - A	11.88	0.20	(a)	1.06	1.26	(0.14)	—	(0.14)
2005 - B	11.90	0.07	(a)	1.09	1.16	(0.04)	—	(0.04)
2005 - C	11.86	0.09	(a)	1.06	1.15	(0.07)	—	(0.07)
2005 - Institutional	11.88	0.23	(a)	1.08	1.31	(0.17)	—	(0.17)
2005 - Service	11.83	0.17	(a)	1.07	1.24	(0.12)	—	(0.12)

2004 - A	10.22	0.12	(a)	1.67	1.79	(0.13)	—	(0.13)
2004 - B	10.23	0.04	(a)	1.67	1.71	(0.04)	—	(0.04)
2004 - C	10.21	0.04	(a)	1.67	1.71	(0.06)	—	(0.06)
2004 - Institutional	10.21	0.19	(a)	1.65	1.84	(0.17)	—	(0.17)
2004 - Service	10.18	0.11	(a)	1.66	1.77	(0.12)	—	(0.12)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	year	to average		to average		to average		to average		turnover
of year	return(c)	(in 000s)	net assets(d)		net assets(b)		net assets(d)		net assets(b)		rate

$7.87	(39.31)%	$853,210	0.59%		1.95%		0.64%		1.90%		33%
7.90	(39.76)	111,318	1.34		1.25		1.39		1.20		33
7.83	(39.77)	465,634	1.34		1.21		1.39		1.16		33
7.88	(39.09)	97,798	0.19		2.63		0.24		2.58		33
7.84	(39.38)	8,881	0.69		1.79		0.74		1.74		33
7.81	(39.21)	6	0.34		2.39		0.39		2.34		33
7.78	(39.44)	32	0.84		2.18		0.89		2.13		33

14.35	4.58	1,756,012	0.60		1.96		0.62		1.94		36
14.34	3.74	222,083	1.35		1.18		1.37		1.16		36
14.22	3.79	955,014	1.35		1.20		1.37		1.18		36
14.41	5.00	206,475	0.20		2.15		0.22		2.13		36
14.29	4.42	18,224	0.70		2.11		0.72		2.09		36
14.29	(1.14)	10	0.34	(e)	1.47	(f)	0.34	(e)	1.47	(f)	36
14.29	(1.19)	10	0.84	(e)	1.43	(f)	0.84	(e)	1.43	(f)	36

14.57	17.14	1,007,967	0.59		1.56		0.63		1.52		51
14.58	16.26	139,356	1.34		0.59		1.38		0.55		51
14.46	16.28	544,678	1.34		0.80		1.38		0.76		51
14.61	17.64	175,684	0.19		1.93		0.23		1.89		51
14.53	17.06	4,766	0.69		1.20		0.73		1.16		51

13.00	10.60	299,961	0.59		1.58		0.72		1.45		48
13.02	9.76	88,741	1.34		0.61		1.48		0.47		48
12.94	9.67	173,355	1.34		0.77		1.47		0.64		48
13.02	11.05	75,132	0.19		1.81		0.31		1.69		48
12.95	10.49	3,421	0.69		1.35		0.82		1.22		48

11.88	17.54	129,419	0.58		1.16		0.89		0.85		44
11.90	16.72	71,753	1.33		0.33		1.64		0.02		44
11.86	16.77	86,277	1.33		0.42		1.64		0.11		44
11.88	18.05	27,967	0.18		1.77		0.49		1.46		44
11.83	17.38	1,736	0.68		1.03		0.99		0.72		44

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net		From net
	beginning	investment		and unrealized	investment	investment		realized	Total
Year - Share Class	of period	income(a)(b)		loss	operations	income		gains	distributions

FOR THE YEAR ENDED DECEMBER 31,

2008 - A	$9.75	$0.35		$(2.92)	$(2.57)	$(0.39	)(e)	$(0.22)	$(0.61)
2008 - C	9.74	0.29		(2.92)	(2.63)	(0.33	)(e)	(0.22)	(0.55)
2008 - Institutional	9.75	0.38		(2.92)	(2.54)	(0.42	)(e)	(0.22)	(0.64)
2008 - IR	9.75	0.37		(2.92)	(2.55)	(0.41	)(e)	(0.22)	(0.63)
2008 - R	9.75	0.33		(2.91)	(2.58)	(0.38	)(e)	(0.22)	(0.60)

FOR THE PERIOD ENDED DECEMBER 31,

2007 - A (Commenced March 30, 2007)	10.00	0.34	(f)	(0.25)	0.09	(0.34)		—	(0.34)
2007 - C (Commenced March 30, 2007)	10.00	0.31	(f)	(0.27)	0.04	(0.30)		—	(0.30)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.36	(f)	(0.24)	0.12	(0.37)		—	(0.37)
2007 - IR (Commenced November 30, 2007)	9.97	0.12		(0.19)	(0.07)	(0.15)		—	(0.15)
2007 - R (Commenced November 30, 2007)	9.97	0.11		(0.18)	(0.07)	(0.15)		—	(0.15)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Includes a distribution from capital of $0.03 per share.

(f)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.01 per share and approximately 0.07% of average net assets.

(g)	Annualized.

(h)	The ratio is not annualized as the Portfolio’s income for the fiscal year ended December 31, 2007 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME STRATEGIES PORTFOLIO

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(b)		net assets(d)		net assets(b)		rate

$6.57	(26.81)%	$5,305	0.57%		4.03%		2.17%		2.43%		98%
6.56	(27.36)	3,188	1.32		3.33		2.92		1.73		98
6.57	(26.59)	7,541	0.17		4.38		1.77		2.78		98
6.57	(26.75)	7	0.32		4.25		1.92		2.65		98
6.57	(27.01)	7	0.82		3.74		2.42		2.14		98

9.75	0.83	5,969	0.64	(f)(g)	4.50	(f)(g)	3.36	(f)(g)	1.78	(f)(g)	36
9.74	0.24	2,960	1.39	(f)(g)	4.08	(f)(g)	4.11	(f)(g)	1.36	(f)(h)	36
9.75	1.20	11,934	0.24	(f)(g)	4.74	(f)(g)	2.96	(f)(g)	2.02	(f)(g)	36
9.75	(0.67)	10	0.32	(g)	1.17	(h)	0.68	(g)	0.81	(h)	36
9.75	(0.71)	10	0.82	(g)	1.13	(h)	1.18	(g)	0.77	(h)	36

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)(b)		gain (loss)	operations	income	gains	distributions

FOR THE YEAR ENDED DECEMBER 31,

2008 - A	$10.18	$0.28		$(4.51)	$(4.23)	$(0.33)	$(0.04)	$(0.37)
2008 - C	10.15	0.23		(4.51)	(4.28)	(0.27)	(0.04)	(0.31)
2008 - Institutional	10.17	0.35		(4.55)	(4.20)	(0.36)	(0.04)	(0.40)
2008 - Service (Commenced August 29, 2008)	9.30	0.13		(3.60)	(3.47)	(0.23)	(0.04)	(0.27)
2008 - IR	10.17	0.27		(4.47)	(4.20)	(0.35)	(0.04)	(0.39)
2008 - R	10.17	0.29		(4.54)	(4.25)	(0.31)	(0.04)	(0.35)

FOR THE PERIOD ENDED DECEMBER 31,

2007 - A (Commenced March 30, 2007)	10.00	0.51	(e)	0.03	0.54	(0.31)	(0.05)	(0.36)
2007 - C (Commenced March 30, 2007)	10.00	0.46	(e)	0.02	0.48	(0.28)	(0.05)	(0.33)
2007 - Institutional (Commenced March 30, 2007)	10.00	0.38	(e)	0.17	0.55	(0.33)	(0.05)	(0.38)
2007 - IR (Commenced November 30, 2007)	10.51	0.16		(0.23)	(0.07)	(0.22)	(0.05)	(0.27)
2007 - R (Commenced November 30, 2007)	10.51	0.15		(0.22)	(0.07)	(0.22)	(0.05)	(0.27)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if sales or redemption charges were taken into account. Total returns for periods less than one full period are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Includes non-recurring expense for a special shareholder proxy meeting which amounted to approximately $0.004 per share and approximately 0.04% of average net assets.
(f)	Annualized.
(g)	The ratio is not annualized as the Portfolio’s income for the fiscal period ended December 31 did not correlate to the income earned during the class’ period of operation due to timing of income recognition.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

							Ratio assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(c)	(in 000s)	net assets(d)		net assets(b)		net assets(d)		net assets(b)		rate

$5.58	(41.99)%	$57,958	0.57%		3.27%		0.84%		3.00%		50%
5.56	(42.43)	26,696	1.32		2.67		1.59		2.40		50
5.57	(41.81)	54,327	0.17		4.24		0.44		3.97		50
5.56	(37.37)	222	0.67	(f)	2.20	(g)	0.94	(f)	2.00	(g)	50
5.58	(41.79)	4	0.32		2.92		0.59		2.65		50
5.57	(42.16)	21	0.82		3.55		1.09		3.28		50

10.18	5.48	28,671	0.65	(e)(f)	6.53	(e)(f)	2.26	(e)(f)	4.92	(e)(f)	52
10.15	4.80	13,312	1.40	(e)(f)	5.92	(e)(f)	3.01	(e)(f)	4.31	(e)(f)	52
10.17	5.57	13,356	0.25	(e)(f)	4.93	(e)(f)	1.86	(e)(f)	3.32	(e)(f)	52
10.17	(0.61)	10	0.32	(f)	1.51	(g)	0.45	(f)	1.38	(g)	52
10.17	(0.65)	10	0.82	(f)	1.46	(g)	0.95	(f)	1.33	(g)	52

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Fund of Funds Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, Goldman Sachs Equity Growth Strategy Portfolio, Goldman Sachs Income Strategies Portfolio and Goldman Sachs Satellite Strategies Portfolio (collectively the “Goldman Sachs Fund of Funds Portfolios”), portfolios of Goldman Sachs Trust, at December 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Goldman Sachs Fund of Funds Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the transfer agent of the Underlying Funds and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Income Strategies Portfolio and the Goldman Sachs Satellite Strategies Portfolio, the financial highlights of the Goldman Sachs Fund of Funds Portfolios for the period ended December 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated February 23, 2007 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 19, 2009

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2008 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Portfolio you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and R Shares); and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Equity Growth Strategy Portfolio				Growth and Income Strategy Portfolio
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	7/1/08	12/31/08		12/31/08*	7/1/08	12/31/08		12/31/08*	7/1/08	12/31/08		12/31/08*
Class A
Actual	$1,000.00	$821.00		$2.66	$1,000.00	$633.60		$2.41	$1,000.00	$727.40		$2.57
Hypothetical 5% return	1,000.00	1,022.21	+	2.96	1,000.00	1,022.19	+	2.98	1,000.00	1,022.16	+	3.01

Class B
Actual	1,000.00	817.70		6.09	1,000.00	631.50		5.48	1,000.00	724.90		5.82
Hypothetical 5% return	1,000.00	1,018.44	+	6.76	1,000.00	1,018.42	+	6.78	1,000.00	1,018.39	+	6.81

Class C
Actual	1,000.00	818.50		6.09	1,000.00	631.10		5.48	1,000.00	724.70		5.82
Hypothetical 5% return	1,000.00	1,018.44	+	6.76	1,000.00	1,018.42	+	6.78	1,000.00	1,018.39	+	6.81

Institutional
Actual	1,000.00	822.70		0.85	1,000.00	635.00		0.77	1,000.00	729.10		0.84
Hypothetical 5% return	1,000.00	1,024.21	+	0.94	1,000.00	1,024.20	+	0.95	1,000.00	1,024.17	+	0.98

Service
Actual	1,000.00	820.60		3.12	1,000.00	632.80		2.82	1,000.00	727.50		3.01
Hypothetical 5% return	1,000.00	1,021.71	+	3.47	1,000.00	1,021.68	+	3.49	1,000.00	1,021.65	+	3.52

Class IR
Actual	1,000.00	821.90		1.59	1,000.00	633.60		2.08	1,000.00	728.20		1.47
Hypothetical 5% return	1,000.00	1,025.14	+	1.76	1,000.00	1,025.14	+	2.58	1,000.00	1,025.14	+	1.72

Class R
Actual	1,000.00	819.80		3.81	1,000.00	632.90		3.31	1,000.00	726.90		3.66
Hypothetical 5% return	1,000.00	1,020.95	+	4.23	1,000.00	1,021.08	+	4.09	1,000.00	1,020.90	+	4.28

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Portfolio Expenses — Six Month Period Ended December 31, 2008 (Unaudited) (continued)

	Growth Strategy Portfolio				Income Strategies Portfolio				Satellite Strategies Portfolio
				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	7/1/08	12/31/08		12/31/08*	7/1/08	12/31/08		12/31/08*	7/1/08	12/31/08		12/31/08*
Class A
Actual	$1,000.00	$661.90		$2.43	$1,000.00	$777.80		$2.58	$1,000.00	$573.60		$2.27
Hypothetical 5% return	1,000.00	1,022.21	+	2.96	1,000.00	1,022.23	+	2.93	1,000.00	1,022.25	+	2.92

Class B
Actual	1,000.00	659.00		5.56	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,018.44	+	6.76	N/A	N/A		N/A	N/A	N/A		N/A

Class C
Actual	1,000.00	658.90		5.56	1,000.00	774.70		5.92	1,000.00	575.30		5.25
Hypothetical 5% return	1,000.00	1,018.44	+	6.76	1,000.00	1,018.46	+	6.74	1,000.00	1,018.47	+	6.73

Institutional
Actual	1,000.00	663.00		0.76	1,000.00	779.40		0.79	1,000.00	578.70		0.70
Hypothetical 5% return	1,000.00	1,024.22	+	0.93	1,000.00	1,024.25	+	0.90	1,000.00	1,024.25	+	0.89

Service#
Actual	1,000.00	661.40		2.85	N/A	N/A		N/A	1,000.00	626.30		1.79
Hypothetical 5% return	1,000.00	1,021.70	+	3.47	N/A	N/A		N/A	1,000.00	1,014.46	+	2.22

Class IR
Actual	1,000.00	662.30		1.49	1,000.00	778.80		1.53	1,000.00	578.60		1.27
Hypothetical 5% return	1,000.00	1,025.14	+	1.81	1,000.00	1,025.14	+	1.75	1,000.00	1,025.14	+	1.63

Class R
Actual	1,000.00	661.30		3.50	1,000.00	776.80		3.76	1,000.00	576.80		3.28
Hypothetical 5% return	1,000.00	1,020.93	+	4.25	1,000.00	1,020.91	+	4.27	1,000.00	1,020.97	+	4.21

*	Expenses for each share class are calculated using the Portfolios’ annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class B	Class C	Institutional	Service#	Class IR	Class R

Balanced Strategy	0.59%	1.34%	1.34%	0.19%	0.69%	0.34%	0.84%
Equity Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth and Income Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Growth Strategy	0.59	1.34	1.34	0.19	0.69	0.34	0.84
Income Strategies	0.57	N/A	1.32	0.17	N/A	0.32	0.82
Satellite Strategies	0.57	N/A	1.32	0.17	0.67	0.32	0.82

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

#	Satellite Strategies Portfolio Service Shares commenced operations on August 29, 2008.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004; Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Northern Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund and Goldman Sachs Variable Insurance Trust. As of December 31, 2008, the Trust consisted of 83 portfolios (of which 82 offer shares to the public), and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Goldman Sachs Fund of Funds Portfolios — Tax Information (Unaudited)

For the year ended December 31, 2008, 7.87%, 11.41%, 19.37%, 26.22%, 12.62%, and 0.05% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, Equity Growth Strategy, Income Strategies and Satellite Strategies Portfolios, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Balanced Strategy, Growth and Income Strategy, Growth Strategy, Equity Growth Strategy, Income Strategies and Satellite Strategies Portfolios designate $11,608,241, $84,493,194, $91,950,063, $41,218,776, $511,347, and $741,464 respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended December 31, 2008. Of the amounts designated by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, Equity Growth Strategy, Income Strategies and Satellite Strategies Portfolios, $11,583,120, $84,357,984, $91,821,711, $41,200,759, $511,347 and $734,584 respectively, are taxed at a maximum rate of 15% while the balance (if any) are taxed at a maximum rate of 25%.

For the year ended December 31, 2008, 28.35%, 39.44%, 69.25%, 100%, 19.41%, and 14.51% of the dividends paid from net investment company taxable income by the Balanced Strategy, Growth and Income Strategy, Growth Strategy, Equity Growth Strategy, Income Strategies and Satellite Strategies Portfolios, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 871(k) of the Internal Revenue Code, the Balanced Strategy, Growth and Income Strategy, Growth Strategy and Satellite Strategies Portfolios, designate $63,199, $407,384, $106,684, $768,925, and $110,024, respectively, as short-term capital gain dividends.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $758 billion in assets under management as of September 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration
Government Fund
■ Short Duration Government
Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities
Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets
Debt Fund

Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2]■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity
Portfolio
■ Tax-Advantaged Global Equity
Portfolio

Retirement Strategies[2]
International Equity
■ Structured International Equity Fund
■ Structured International Equity
Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets Equity Fund
■ Emerging Markets Equity Fund
■ Concentrated Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]■ U.S. Equity Dividend and Premium
Fund
■ International Equity Dividend and
Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund of Funds Portfolios are subject to underlying portfolio expenses as well as the expenses of the portfolio, and the cost of this type of investment may be higher than a mutual fund that only invests in stocks and bonds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

Portfolios on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2009 Goldman, Sachs & Co.  All rights reserved.  18718.MF FFAR / 251K / 02-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,137,976	$1,995,700	Financial Statement audits. For 2008, $ 706,116 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$70,222	$249,000	Other attest services

Tax Fees:

• PwC	$661,500	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2008, $71,161 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,259,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $731,722 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.3 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	February 27, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	February 27, 2009